CONTRIBUTION AGREEMENT




                                     between



                              GOLF VENTURES, INC.,
                           a Utah corporation ("GVI")




                                       and




                            METROVEST PARTNERS, LTD.,
                 a Texas limited liability company ("Metrovest")



                            relating to the property
                                commonly known as



                            "The Lakes of Arlington"










                          Dated as of September 3, 1998



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                                TABLE OF CONTENTS

                                                                           Page


1.       Definitions.........................................................1

2.       Agreement to Acquire and Contribute.................................5

3.       Consideration.......................................................5

4.       GVI's Due Diligence.................................................6

5.       Conditions to Closing...............................................7

6.       Closing.............................................................9

7.       Closing Costs and Expenses.........................................11

8.       Metrovest's Representations and Warranties.........................12

9.       GVI's Representations and Warranties...............................16

10.      Risk of Loss.......................................................17

11.      Metrovest's Continued Operation of the Property....................17

12.      Cooperation........................................................18

13.      Non-Consummation of the Transaction................................19

14.      Miscellaneous......................................................20


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                                List of Schedules


3.1.5    Accounts Payable
4.3      Due Diligence Materials
4.4      Contracts to be Assumed by GVI
5.2      Related Transactions
8.2.1    Loan Description
8.3.1    Description of Land
8.3.2    Material Defects
8.3.3    Compliance with Laws
8.3.4    Proceedings
8.3.7    Environmental Reports
8.4.1    Personal Property
8.4.2    Litigation
8.4.3    Contracts for Improvements
8.4.4    Other Interests

d-547622.3
                                       ii

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                                List of Exhibits

A        Promissory Note and Conversion Agreement

B        Assignment  and  Assumption   of  Service  Contracts,   Warranties  and
         Guaranties, and Other General Intangibles

C        FIRPTA Affidavit

D        Closing Certificate

E        Registration Rights Agreement

F        Subscription Documents

G        Special Warranty Deed

H        Warranty Bill of Sale



d-547622.3
                                       iii

                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (this "Agreement") is dated as of the Effective Date (as defined in Section 1 of this Agreement) by and between GOLF VENTURES, INC., a Utah corporation ("GVI"), and METROVEST PARTNERS, LTD., a Texas limited liability company ("Metrovest"). (GVI and Metrovest are each referred to as a "Party" and collectively as the "Parties.")

                                    RECITALS

A. Metrovest is the owner of certain real estate and related property located in Arlington, Texas, commonly known as "The Lakes of Arlington".

B. Metrovest wishes to transfer this property to GVI in exchange for a promissory note in the amount of $15,000,000, which shall be convertible to 10,000,000 shares of common stock of GVI, and GVI wishes to receive this property in exchange for the promissory note, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and promises contained in this Agreement, and other valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

1. Definitions. Terms used in this Agreement shall have the meanings set forth in this Section 1.

         1.1 Actual Knowledge of GVI (or GVI's Actual Knowledge). The knowledge of the Responsible Individual of GVI, without duty of inquiry.

         1.2 Actual Knowledge of Metrovest (or Metrovest's Actual Knowledge). The knowledge of the Responsible Individual of Metrovest, without duty of inquiry.

         1.3 Agreement. This Agreement between Metrovest and GVI, including all Schedules and Exhibits that are attached to this Agreement, which are incorporated herein by reference.

         1.4 Approval Date.  The end of the Due Diligence Period.

         1.5 Assignment of Contracts. An Assignment and Assumption of Service Contracts, Guaranties and Warranties, and Other Intangible Property, a form of which is attached as Exhibit B.

         1.6 Bill of Sale. A Warranty Bill of Sale, in a form of which is attached as Exhibit H.

         1.7 Closing.  The delivery of the Deed and the other documents required
         to  be  delivered   under  this   Agreement  and  the  payment  of  the
         Consideration.

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         1.8 Closing  Certificate.  The certificate to be delivered by Metrovest to GVI at the Closing, pursuant to Section 6.4.1.1, a form of which is attached as Exhibit D.

         1.9 Closing Date. September 3, 1998, subject to extension as provided in this Agreement.

         1.10 Consideration. The total consideration to be paid by GVI to Metrovest as described in Section 3.

         1.11 Contracts. The service contracts, construction contracts for work in progress, any warranties thereunder, management contracts, unrecorded reciprocal easement agreements, operating agreements, maintenance agreements, and other similar agreements relating to the Property that GVI wishes to assume as listed on Schedule 4.4 attached hereto.

         1.12 Creditors' Rights Laws. All bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, as well as general equitable principles whether or not their enforcement is considered to be a proceeding at law or in equity.

         1.13 Deed. A special warranty deed, a form of which is attached as Exhibit G.

         1.14 Due Diligence Materials.  The materials set forth on Schedule 4.3.

         1.15 Due Diligence Period. A period of time commencing upon the Effective Date, and expiring at 5:00 P.M. (Central Standard Time) on September 3, 1998.

         1.16 Effective Date. The date this Agreement is signed by Metrovest and GVI, whichever signs last.

         1.17 Environmental Laws. All federal, state, local or administrative agency ordinances, laws, rules, regulations, orders or requirements relating to Hazardous Materials.

         1.18   Environmental    Reports.   All   environmental    reports   and
         investigations relating to the Property that are in the possession or control of Metrovest, which are listed on Schedule 8.3.7.

         1.19 Exhibit. Unless stated otherwise, the indicated Exhibit that is attached to this Agreement, which is incorporated herein by reference.

         1.20 Expenses. All operating expenses normal to the operation and maintenance of the Property, including without limitation real property taxes and assessments; current installments of any improvement bonds or assessments which are a lien on the Property or which are pending and may become a lien on the Property; water, sewer and utility charges; amounts payable under any Contract for any period in which the Closing occurs; permits, licenses and inspection fees; and interest on the Loan.

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         1.21 FIRPTA  Certificate.  The affidavit of Metrovest  that it is not a foreign entity, a form of which is attached as Exhibit C.

         1.22 General Intangibles. All general intangibles relating to design, development, operation, management and use of the Real Property; all zoning variances, building, use, or other permits, approvals, authorizations, licenses and consents obtained from any governmental authority or other person in connection with the development, use, operation or management of the Real Property; all soil tests, engineering reports, appraisals, architectural drawings, plans and specifications relating to all or any portion of the Real Property, and all payment and performance bonds or warranties or guarantees relating to the Real Property; and all of Metrovest's right, title and interest in and to any and all of the following to the extent assignable: trademarks, service marks, logos or other source and business identifiers, trademark registration and applications for registration used at or relating to the Real Property and any written agreement granting to Metrovest any right to use any trademark or trademark registration at or in connection with the Real Property.

         1.23  GVI.  Golf Ventures, Inc., a Utah corporation.

         1.24  GVI's  Conditions   Precedent.   Conditions  precedent  to  GVI's
         obligation to consummate this transaction, as set forth in Section 5.1.

         1.25 Hazardous Materials. Hazardous or toxic materials, substances or wastes, or other materials injurious to human health or the environment.

         1.26 Improvements. All structures, parking lots, signs, walks and walkways, fixtures and equipment and all other improvements located at or on or affixed to the Land to the full extent that such items are owned by Metrovest and constitute realty under the laws of the State of Texas.

         1.27 Land. The land described in Schedule 8.3.1, together with all appurtenances, including without limitation easements and mineral and water rights.

         1.28 Laws. All restrictive covenants, building codes, environmental, zoning and land use laws, and other local, state and federal laws and regulations applicable to the Property.

         1.29 Lender. The financial institution serving as lender under the Loan.

         1.30     Loan.  The mortgage loan described on Schedule 8.2.1.

         1.31 Loan Documents. All notes or other evidence of indebtedness, loan agreements, mortgages, guaranty agreements, and any and all other documents entered into by Metrovest in relation to the Loan and all amendments, modifications, and supplements relating to the Loan.

         1.32 Major Loss. Any damage or destruction to, or condemnation of, any Real Property as to which the cost to repair, or the value of the portion taken, as the case may be, exceeds the insurance coverage

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

         proceeds available as compensation for such loss (plus the amount of any deductible), or the condemnation proceeds paid, as the case may be.

         1.33 Material Damage. Damage in excess of $5,000 suffered by GVI as a result of any inaccuracy in or breach of any representation or warranty or covenants (on a cumulative basis and not per occurrence) by Metrovest.

         1.34 Maturity Date.  The maturity date of the Note: April 30, 1999.

         1.35 Metrovest. Metrovest Partners, Ltd., a Texas limited liability company.

         1.36 Minor Loss. Any such damage, destruction or condemnation that is not a Major Loss.

         1.37 Note. The Promissory Note and Conversion Agreement in the amount of Fifteen Million Dollars ($15,000,000) to be issued by GVI and agreed to by Metrovest in accordance with Section 3.1.1, a form of which is attached as Exhibit A.

         1.38 Other Interests. Any and all assets, rights, claims, interests or other things of value which are to be conveyed by Metrovest to GVI hereunder (other than the Real Property, the Contracts, the General Intangibles, and the Personal Property), as set forth on Schedule 8.4.4.

         1.39 Parties.  GVI and Metrovest.

         1.40 Permitted Exceptions. The exceptions to title approved by GVI during the Due Diligence Period and any exceptions waived, cured or not objected to by GVI under Section 5.1.1.

         1.41 Personal Property. All of Metrovest's right, title and interest in and to the personal property and any interest therein owned by Metrovest or held directly for the benefit of Metrovest, if any, located on the Real Property and used in the operation or maintenance of the Real Property, including all Property marketing and advertising materials, all camera ready art, and any security systems as described on Schedule 8.4.1.

         1.42 Property. The Real Property, together with the Personal Property, the General Intangibles, the Contracts, and the Other Interests.

         1.43 Real Property.  The Land and Improvements.

         1.44 Registration Rights Agreement. The Registration Rights Agreement to be signed by the Parties pursuant to Section 5.2.2, a form of which is attached as Exhibit E.

         1.45 Related  Transactions.   The  transactions   contemplated  by  the
         agreements described on Schedule 5.2 attached hereto.

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         1.46 Required Endorsements. The title insurance endorsements reasonably requested by GVI prior to the Approval Date, to the extent available in the state of Texas.

         1.47 Responsible Individuals. (i) with respect to GVI: Warren J. Stanchina, and (ii) with respect to Metrovest: James R. Salim.

         1.48 Schedule. Unless stated otherwise, the indicated Schedule that is attached to this Agreement, which is incorporated herein by reference.

         1.49 Shares. Ten million (10,000,000) shares of common stock of GVI, par value $0.001.

         1.50 Subscription Documents. The documents that Metrovest must complete and present to GVI prior to Metrovest's subscription to the Shares pursuant to Section 5.2.3, forms of which are attached as Exhibit F.

         1.51 Title Company. Safeco Land Title of Dallas, 1999 Bryan St., Suite 2323 LB 133, Dallas, Texas.

         1.52 Title Policy. A policy of standard coverage Owner's Title Insurance in the general form used in the State of Texas, including the Required Endorsements (except to the extent such Required Endorsements are not available due to the action or inaction of GVI), issued by Title Company in the amount of the Consideration, showing title vested in GVI subject only to the Permitted Exceptions.

2. Agreement to Acquire and Contribute. Subject to the terms and conditions set forth in this Agreement, Metrovest agrees to contribute the Property to GVI, and GVI agrees to acquire the Property from Metrovest, subject to the Loan, in exchange for the Note.

3.       Consideration.

         3.1 Components of Consideration. Metrovest and GVI agree that the total Consideration for the Property shall include the following, which may be subject to adjustment in accordance with the terms of Section 10.3:

                  3.1.1 Note. Fifteen Million Dollars ($15,000,000) which shall be paid on the Closing by GVI to Metrovest in the form of the Note attached as Exhibit A. The Note shall mature on the Maturity Date. The Note shall accrue interest at 5.42% per annum with interest due on the Maturity Date. The Note shall be convertible to 10,000,000 shares of common stock of GVI (par value $0.001) (the "Shares") in accordance with the terms and conditions set forth in the Note. Once the shareholders of GVI, at the annual meeting to be held in October, authorize the stock necessary to issue the Shares, Metrovest shall have the right to convert the Note to the Shares. Once GVI has obtained approval to register the Shares, and if Metrovest has not already converted the Note to the Shares, then both GVI and Metrovest shall each individually have the right to

                                       5
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                  convert the Note to the registered  Shares.  GVI shall use its best efforts to register the Shares no later than March 31, 1999. If the Note is not converted to Shares by the Maturity Date, it shall mature and become due and payable.

                  3.1.2 Cash. Immediately available funds, in an amount equal to $4,165,000.00, subject to adjustment for any prorations to be allocated to the Parties as set forth herein.

                  3.1.3 Reimbursement and Payment of Legal Fees. In connection with Metrovest's prior loan negotiations with Credit Suisse First Boston Mortgage Capital LLC, Metrovest paid an amount of $100,000 in addition to $25,000.00 in legal fees. GVI shall reimburse Metrovest in cash for this total amount of $125,000 upon the Closing.

                  3.1.4 Assignment of Contracts. GVI shall assume certain of Metrovest's contractual rights and obligations pursuant to the Assignment and Assumption of Service Contracts, Guaranties and Warranties, and other Intangible Property in the form of Exhibit B, to be executed by the Parties upon the Closing.

                  3.1.5 Payment of Accounts Payable and Assumption of Taxes. GVI shall pay the existing accounts payable to vendors, equalling the amount of $7,057,131.63, as detailed on Schedule 3.1.5, and shall assume the payment obligation for the 1998 property taxes for the Property.

                  3.1.6 Note to Jocie Salim. Two Million Eight Hundred Four Thousand Five Hundred Eighty Three and 31/100 Dollars ($2,804,583.31) which shall be paid on the Closing by GVI to Jocie L. Salim pursuant to a Convertible Note Agreement between GVI and Ms. Salim.

         3.2 Withholding if Metrovest a Foreign Person. GVI does not intend to withhold any portion of the Consideration if Metrovest executes the FIRPTA Certificate, a form of which is attached as Exhibit C.

4. GVI's Due Diligence. As more fully provided below, Metrovest agrees to assist and cooperate with GVI in obtaining access to the Property and certain documents relating to the Property for purposes of inspection and due diligence.

         4.1 Physical Inspection of the Property. At any time(s) reasonably requested by GVI following the Effective Date and prior to Closing, but in any event upon 24 hours prior written notice, Metrovest shall afford authorized representatives of GVI reasonable access to the Property for purposes of GVI's due diligence investigations, including without limitation the taking of soil borings by a reputable consultant. GVI hereby agrees to indemnify and hold Metrovest harmless from any and all losses, claims, expenses, and liabilities directly or indirectly arising from GVI's or its authorized representatives' entry and investigations prior to the Closing. GVI shall immediately restore the Property to substantially the condition in which it was found. This indemnity shall survive the termination of this Agreement or the Closing, as applicable.

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

         4.2 Contacts with Property Managers and Agents. At any time(s) reasonably requested by GVI following the Effective Date and prior to Closing, GVI may contact and interview the contractors of Metrovest, provided that such contacts or interviews shall occur only after reasonable prior oral or written notice to Metrovest and Metrovest may be present during any interview.

         4.3 Delivery of Documents and Records. Metrovest shall deliver the Due Diligence Materials described on Schedule 4.3 to GVI within three (3) days after the Effective Date.

         4.4 Rejection of Service Contracts. GVI shall be deemed to have rejected all Contracts unless, on or before the Approval Date, GVI has notified Metrovest in writing that GVI wishes to assume any such Contracts and identifying which of such Contracts are to be assumed. The foregoing notwithstanding, GVI will assume at Closing the Contracts listed on Schedule 4.4.

         4.5 GVI's Right to Terminate. At any time up to the Approval Date, GVI has the unqualified right to terminate this Agreement, subject to GVI's obligations to return Due Diligence Materials to Metrovest as provided in Section 13.5.

5.       Conditions to Closing.

         5.1 GVI's Conditions Precedent. GVI's Conditions Precedent as set forth below are precedent to GVI's obligation to acquire the Property. The GVI's Conditions Precedent are intended solely for the benefit of GVI. If any of the GVI's Conditions Precedent is not satisfied, GVI shall have the right in its sole discretion either to waive the GVI's Condition Precedent and proceed with the acquisition or terminate this Agreement as described below, by written notice to Metrovest and the Title Company, with the under standing that Metrovest shall be in default, and GVI shall have the rights and remedies set forth in
         Section 13.2.

                  5.1.1 Approval of Title. Prior to the Approval Date, GVI shall advise Metrovest what exceptions to title, if any, will be accepted by GVI (the "Permitted Exceptions"). Metrovest shall have the shorter of five (5) business days or one half of the time period between the Approval Date and the Closing Date after receipt of GVI's objections to give to GVI: (A) written notice that Metrovest will remove such objectionable exceptions on or before the Closing Date; or (B) written notice that Metrovest elects not to cause such exceptions to be removed. Metrovest's failure to give notice to GVI within the time period referenced shall be deemed to be Metrovest's election not to cause such exceptions to be removed. If Metrovest gives GVI notice or is otherwise deemed to have elected to proceed under clause (B), GVI shall have until the sooner of five (5) business days after receipt of Metrovest's notice or deemed notice that it elects not to cure such objections or the Closing Date to (i) waive the exceptions and proceed with the transaction or (ii) terminate this Agreement. If GVI fails to give Metrovest notice of its election on or before the end of the time period set forth above and the Closing does not otherwise occur, GVI shall be deemed to have elected to terminate this Agreement. If Metrovest gives notice

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

                  pursuant to clause (A) and fails to remove any such objectionable exceptions from title prior to the Closing Date, and GVI is unwilling to take title subject thereto, GVI may terminate this Agreement.

                  5.1.2 Representations and Warranties. The representations and warranties of Metrovest contained herein shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, and Metrovest's covenants under this Agreement shall be in all material respects satisfied or waived by GVI as of the Closing Date (to the extent such covenants are to be satisfied as of the Closing Date), and GVI shall have received at the Closing a Certificate from Metrovest in the form of Exhibit D, dated as of the Closing Date and executed by Metrovest's Responsible Individual, certifying as to the fulfillment of the conditions set forth in this Subsection 5.1.

                  5.1.3 Conveyances by Metrovest. At the Closing, Metrovest shall convey to GVI all of its right, title and interest to the Property by executing and delivering all documents required to be delivered by Metrovest pursuant to this Agreement.

                  5.1.4 Title Policy. Title Company shall be committed to issue the Title Policy (with the Required Endorsements, unless the failure to obtain the Required Endorsements resulted from the action or inaction of GVI) at Closing, showing title to the Real Property vested in GVI, subject only to the Permitted Exceptions.

                  5.1.5 No Financing Statements. GVI shall be satisfied that, as of the Closing, there is no outstanding financing statement showing Metrovest as debtor filed in accordance with the Uniform Commercial Code of any applicable jurisdiction with respect to the Property except for any financing statements approved by GVI prior to the Approval Date or relating to the Loan.

                  5.1.6 Property Condition. The physical condition of the Real Property shall be substantially the same on the Closing Date as on the Approval Date, reasonable wear and tear excepted.

                  5.1.7 Termination of Agreements. Prior to or contemporaneously with the Closing, Metrovest shall give written notice of termination of all Contracts (except those specifically assumed by GVI in writing and those listed as being assumed by GVI on Schedule 4.4) affecting and binding the Property and GVI as of the Closing Date, and such termination shall be without cost or expense to GVI.

                  5.1.8 Loan Payoff Demands. As for the Loan, not later than three (3) business days prior to the Closing, the Lender shall have submitted a written and binding payoff demand to the Title Company, Metrovest and GVI, indicating with specificity reasonably acceptable to these parties, the amounts of funds necessary to completely pay off the Loan and obtain a reconveyance/release of all security held therefor.

         5.2 Closing of Related Transactions. The simultaneous closing of all of the Related Transactions set forth in Schedule 5.2 (and including the transactions described in this Section 5.2) with the Closing of this transaction is a condition precedent to both Metrovest's and GVI's obligations under this Agreement. This condition precedent is for the benefit of both Metrovest and GVI, and if it is not satisfied by a Party, then that Party shall be deemed in default, and the other Party may terminate this Agreement by written notice to the defaulting Party and Title Company and the non-defaulting Party shall be entitled to the rights and remedies set forth in Section 14. Notwithstanding the above, both Parties, each in their sole discretion, may waive this condition precedent and elect to proceed with the transaction.

                  5.2.1 Execution of the Note. Both Parties shall execute the Note, a form of which is attached as Exhibit A, in duplicate, and each Party shall receive an original version of the Note.

                  5.2.2 Execution of the Registration Rights Agreement. Both Parties shall execute the Registration Rights Agreement, a form of which is attached as Exhibit E, in duplicate, and each Party shall receive an original version.

                  5.2.3 Execution of the Subscription Documents. Metrovest shall fully complete, execute, and deliver the original version of the Subscription Documents, forms of which are attached as Exhibit F.

         5.3 Deemed Approval of Conditions. In the event that any Party having the right of cancellation hereunder based on failure of a condition precedent set forth herein does not inform the other Party and Title Company in writing of its disapproval of any condition precedent prior to the Closing, such condition precedent shall be deemed to have been satisfied, approved or waived, effective as of the Closing; provided that a Party shall not be deemed to have waived any claim for breach of any representation or warranty by the other Party unless such Party has Actual Knowledge of such breach prior to Closing.

6.       Closing.

         6.1 Closing Date. The Closing shall be conducted through, and all items to be delivered shall be delivered to, the Title Company, on or before the Closing Date.

         6.2 Deposit of Agreement and Escrow Instructions. The Parties shall promptly deposit a fully executed copy of this Agreement with Title Company and this Agreement shall serve as escrow instructions to Title Company for consummation of the transactions contemplated hereby. The Parties agree to execute such additional escrow instructions as may be appropriate to enable Title Company to comply with the terms of this Agreement; provided, however, that in the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions, the terms of this Agreement shall control unless a contrary intent is expressly indicated in such supplementary instructions.

         6.3 Metrovest's Deliveries to Escrow. At or before the Closing, Metrovest shall deliver to the Title Company the following, to the extent they have not already been delivered:

                  6.3.1 the duly executed and acknowledged Deed for the Property in the form attached as Exhibit G;

                  6.3.2 a duly executed Bill of Sale for the Property in the form attached as Exhibit H;

                  6.3.3 a duly executed Assignment of Contracts for the Property in the form attached as Exhibit B;

                  6.3.4 a duly executed FIRPTA Certificate in the form attached as Exhibit C;

                  6.3.5 a duly executed Registration Rights Agreement in the form attached as Exhibit E;

                  6.3.6 any other instruments, records or correspondence called for hereunder which have not previously been delivered.

         6.4      Metrovest's Deliveries to GVI.

                  6.4.1  Deliveries  at  Closing.  At  or  before  the  Closing,
                  Metrovest shall deliver to GVI the following, to the extent they have not already been delivered:

                           6.4.1.1 a Closing Certificate in the form attached hereto as Exhibit D;

                           6.4.1.2 operating statements for that portion of the current year ending at the end of the calendar month preceding the month in which the Closing Date occurs, certified by an authorized officer of Metrovest;

                           6.4.1.3 such original resolutions, authorizations, operating agreement or limited liability company documents or agreements relating to Metrovest reasonably required by the Title Company;

                           6.4.1.4  a duly executed Note;

                           6.4.1.5   a   duly   executed   Registration   Rights
                           Agreement; and

                           6.4.1.6  duly executed Subscription Documents.

                  6.4.2 Deliveries After Closing. On the first business day following the Closing, Metrovest shall deliver to GVI the following, to the extent in Metrovest's possession or control, and to the extent they have not already been delivered. If originals of any of these items is not available, then legible copies will be provided:

                           6.4.2.1 originals of the Contracts not previously delivered to GVI;

                           6.4.2.2 originals of any and all building permits and certificates of occupancy for the Real Property that are in the possession or control of Metrovest and/or an affiliate of Metrovest;

                           6.4.2.3  originals of all other matters  described in
                           Schedule 4.3; and

                           6.4.2.4   any   other    instruments,    records   or
                           correspondence called for under this Agreement which have not previously been delivered.

         6.5 GVI's Deliveries to Metrovest. At or before the Closing, GVI shall deliver or cause to be delivered to escrow the following:

                  6.5.1    executed Assignment of Contracts;

                  6.5.2    a duly executed Note;

                  6.5.3 the total amount of $125,000 to reimburse Metrovest for certain expenses described in Section 3.1.2; and

                  6.5.4 a duly executed Registration Rights Agreement.

         6.6 Deposit of Other Instruments. Metrovest and GVI shall each deposit such other instruments as are reasonably required by Title Company or otherwise required to close the escrow and consummate the transactions described herein in accordance with the terms hereof.

7.       Closing Costs and Expenses.

         7.1 Allocation of Closing Costs. Closing costs shall be allocated as set forth below:

                  7.1.1    Escrow charges: 50% to Metrovest and 50% to GVI.

                  7.1.2    Recording fees: 50% to Metrovest and 50% to GVI.

                  7.1.3 Title insurance premium: 100% to Metrovest for the base premium for the Title Policy and 100% to GVI for any extended coverages/endorsements requested by GVI.

                  7.1.4 Survey fees: Metrovest shall provide GVI with copies of existing surveys of the Property, and GVI shall pay 100% of the costs to update any such surveys.

                  7.1.5 Legal fees: Each Party shall pay its own legal fees.

         7.2 Post-Closing Expenses. With respect to any invoice received by GVI after the Closing Date for Expenses that relate to the period prior to when the Closing occurred, GVI will either, at GVI's option, (A) pay the entire amount of the invoice and either bill Metrovest for

         Metrovest's share, or (B) compute GVI's pro rata share, write a check for that amount in favor of the vendor, and then send the invoice and check to Metrovest, in which case Metrovest agrees that it will pay for its share and forward the invoice and the two payments to the vendor. This obligation shall survive the Closing.

8. Metrovest's Representations and Warranties. Metrovest hereby represents and warrants to GVI as follows:

         8.1      Organization and Authorization.

                  8.1.1 Metrovest is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Texas, and is qualified to do business in the State of Texas.

                  8.1.2 Metrovest has full power and authority to execute and deliver this Agreement and to perform all of the terms and conditions hereof to be performed by Metrovest and to consummate the transactions contemplated hereby. This Agreement and all documents executed by Metrovest which are to be delivered to GVI at Closing have been duly executed and delivered by Metrovest and are or at the time of Closing will be the legal, valid and binding obligations of Metrovest and are enforceable against Metrovest in accordance with their terms, except as the enforcement thereof may be limited by applicable Creditors' Rights Laws. Metrovest is not presently subject to any bankruptcy, insolvency, reorganization, moratorium, or similar proceeding.

                  8.1.3 The individuals executing this Agreement and the instruments referenced herein on behalf of Metrovest and its constituent entities, if any, have the legal power, right and actual authority to bind Metrovest to the terms and conditions hereof and thereof.

                  8.1.4 Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, nor the compliance with the terms and conditions hereof will (a) violate or conflict, in any material respect, with any provision of Metrovest's organizational documents or any statute, regulation or rule, or, any injunction, judgment, order, decree, ruling, charge or other restrictions of any government, governmental agency or court to which Metrovest is subject, and which violation or conflict would have a material adverse effect on the ownership and operation of the Property, or (b) result in any material breach or the termination of any agreement or other instrument or obligation to which Metrovest is a party or by which any of the Property may be subject, or cause a lien or other encumbrance to attach to any of the Property. Metrovest is not a party to any contract or subject to any other legal restriction that would prevent fulfillment by Metrovest of all of the terms and conditions of this Agreement or compliance with any of the obligations under it.

                  8.1.5 All material consents required from any governmental authority or third party in connection with the execution and delivery of this Agreement by Metrovest or the consummation by Metrovest of the transactions contemplated hereby have been made or obtained or shall have been made or obtained by the Closing Date. Complete and correct copies of all such consents shall be delivered to GVI.

         8.2      Title Matters

                  8.2.1 Loan and Loan Documents. Schedule 8.2.1 contains an accurate description of the mortgage loan encumbering the Property (the "Loan") and there are no other loans or liens encumbering the Property. There is no current default or breach under the terms and provisions of any of the Loan Documents; the Loan Documents have not been, and will not be, amended or modified except as consented to by GVI; and no acceleration events have occurred relative to the Loan Documents.

                  8.2.2 Other Rights to Property. Other than the Lender under the Loan, Metrovest has not entered into any unrecorded purchase contracts, options or other agreements of any kind, written or oral, whereby any person or entity other than GVI will have acquired or will have any basis to assert any right, title or interest in, or right to possession, use, enjoyment or proceeds of, all or any portion of the Property.

         8.3      Property Description, Condition, Use, and Compliance

                  8.3.1 Description of Land. Schedule 8.3.1 contains a full and accurate legal description of the land commonly known as "The Lakes of Arlington." Metrovest owns good and marketable title to this land, together with all appurtenances, including, without limitation, easements and mineral rights, free and clear of any encumbrances, other than the Loan.

                  8.3.2 No Material Defects. Except as set forth on Schedule 8.3.2, there are no material defects with respect to the Property, including, without limitation, no material defects in the structural and load-bearing components of the Improvements. For purposes of this representation and warranty, material defects shall be defined as those defects that would cost in excess of $5,000 to repair or remedy.

                  8.3.3 Compliance with Laws. Except as set forth on Schedule 8.3.3, the use and operation of the Property is in compliance in all material respects with all applicable Laws, and Metrovest has received no notice that the use or operation of the Property is in material violation of any applicable Laws.

                  8.3.4  No  Regulatory  Proceedings.  Except  as set  forth  on
                  Schedule 8.3.4, there are no condemnation, environmental, zoning or other land-use regulation proceedings that have been instituted, and Metrovest has not received any notice of any such proceeding that is planned to be instituted, which would detrimentally and materially affect the use, operation or value of any of the Property, nor has Metrovest received notice of any special assessment proceedings affecting any of the Property. Metrovest shall notify GVI promptly of any such proceedings of which Metrovest receives written notice.

                  8.3.5 Utilities. All water, sewer, gas, electric, telephone, and drainage facilities and all other utilities required by any Laws or by the normal use and operation of the Property are installed to the property lines of the Property, and are connected pursuant to valid permits, and are adequate to service the Property as presently operated and to permit compliance with all Laws. No fact or condition exists which would result in the termination or impairment in the furnishing of utility services to the Property.

                  8.3.6 Licenses, Permits, Access, etc. Metrovest has not received any written notice that Metrovest has failed to obtain all licenses, permits, variances, approvals, authorizations, easements and rights of way, including proof of dedication, required from all governmental authorities having jurisdiction over the Property or from private parties for the construction, development, present use, operation and occupancy of the Property and to insure vehicular and pedestrian ingress to and egress from the Property to and from the public streets and roads.

                  8.3.7 Environmental Matters. Listed on Schedule 8.3.7 are all environmental reports and investigations relating to the Property which are in the possession and control of Metrovest (the "Environmental Reports.") Metrovest has delivered all Environmental Reports to GVI. Except as set forth in the Environmental Reports: (i) the Property is not, and Metrovest has not received any written notice that any real estate in the vicinity of the Property is, in violation of any Environmental Laws; (ii) neither Metrovest, nor to Metrovest's Actual Knowledge, any third party, has installed, used or removed any storage tank on or from the Property except in full compliance with all Environmental Laws; (iii) the Property does not consist of any building materials that contain Hazardous Materials; and (iv) no claim, action, suit or proceeding relating to Hazardous Materials is pending or threatened against Metrovest, before any court or other governmental authority or arbitration tribunal, and there is no outstanding judgment, order, writ, injunction, decree or award against Metrovest or otherwise having a material adverse effect on the Property with respect to the same.

         8.4      Other Matters

                  8.4.1 Personal Property. Schedule 8.4.1 lists all of the Personal Property. Except as shown on Schedule 8.4.1,
                  Metrovest owns good and marketable title to the Personal Property, free and clear of any liens or encumbrances except for the Loan.

                  8.4.2 No Litigation. Except as set forth on Schedule 8.4.2, there is no litigation pending or threatened against Metrovest that arises out of the ownership of the Property or that might materially and detrimentally affect the value or the use or operation of any of the Property for its intended purpose or the ability of Metrovest to perform its obligations under this Agreement. Metrovest shall notify GVI promptly of any litigation of which Metrovest becomes aware.

                  8.4.3 No Contracts  for  Improvements.  Except as set forth on
                  Schedule 8.4.3, at the time of Closing there will be no outstanding written or oral contracts made by Metrovest for any improvements to the Property which have not been fully paid for. Metrovest shall cause to be discharged all mechanics and materialmen's liens arising from any labor or materials furnished to the Property prior to the time of Closing.

                  8.4.4 Other Interests. Schedule 8.3.4 contains a complete list of all assets, rights, claims, interests or other things of value which are to be conveyed by Metrovest to GVI (other than the Real Property, the Contracts, the General Intangibles and the Personal Property). Metrovest owns good and marketable title to the Other Interests, free and clear of any encumbrances other than the Loan.

                  8.4.5 Contracts. With the exception of any Contract rejected by GVI as provided herein, each of the Contracts (i) is legal, valid, binding, and, enforceable in accordance with its terms and in full force and effect, except as may be limited by applicable Creditors' Rights Laws, and has not been amended, modified or supplemented except as disclosed to GVI, and (ii) Metrovest is not, and, to Metrovest's Actual Knowledge, no other party to the Contract is, in breach or default under any obligation thereunder or any provisions thereof which would have material adverse affect upon the Property, and no event has occurred which, with notice or lapse of time, would constitute a breach or default, or permit any termination under the Contract which would have a material adverse effect upon the Property.

                  8.4.6 General Intangibles. Metrovest's right and use of the General Intangibles does not violate and third party's rights. Upon Metrovest's conveyance of the General Intangibles to GVI, GVI will have the same interest in and right to use the General Intangibles as Metrovest had prior to the conveyance.

                  8.4.7 Schedules. The Schedules attached hereto, as provided by or on behalf of Metrovest, completely and correctly present in all material respects the information required by this Agreement to be set forth therein. Metrovest has delivered to GVI true and correct copies of all of the Due Diligence Materials pertaining to the Property which are in the possession or control of Metrovest. No representation or warranty by Metrovest and no information disclosed in the Schedules supplied by or on behalf of Metrovest contains any untrue statement of a material fact or omits to state a fact necessary to make the statements contained herein or therein not materially misleading.

                  8.4.8 Metrovest Not a Foreign Person. Metrovest is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

         8.5      Miscellaneous

                  8.5.1 Notice of Change. Metrovest shall inform GVI in writing of any significant adverse change in the representations and warranties of Metrovest promptly after Metrovest obtains Actual Knowledge.

                  8.5.2 Responsible Individuals. Metrovest has provided a copy of the representations and warranties set forth in this
                  Section 8 to its Responsible Individual, and the Responsible Individual has reviewed such copy of the representations and warranties and concurred in the same.

                  8.5.3 Timeliness of Representations and Warranties. All representations and warranties set forth herein shall be deemed to be given as of the Effective Date and the Closing Date unless Metrovest otherwise notifies GVI in writing prior to the Closing.

                  8.5.4 Materiality Limitation. Except as provided under Section 13, GVI shall not be entitled to any right or remedy for any inaccuracy in or breach of any representation, warranty or covenant under this Agreement or any conveyance document unless the amount of damages proximately caused thereby exceeds the amount of Material Damage.

                  8.5.5 Continuation and Survival of Representations and Warranties, Etc. All representations and warranties by the respective Parties contained herein or made in writing pursuant to this Agreement are intended to, and shall, remain true and correct as of the time of Closing, and, together with all conditions, covenants and indemnities made by the respective Parties contained herein or made in writing pursuant to this Agreement (except as otherwise expressly limited or expanded by the terms of this Agreement), shall survive the execution and delivery of this Agreement and shall survive the Closing for a period of one (1) year after the Closing, or, to the extent the context requires, beyond any termination of this Agreement for a period of one (1) year.

9. GVI's Representations and Warranties. GVI hereby represents and warrants to Metrovest as follows:

         9.1 GVI is a duly organized and validly existing corporation in good standing under the laws of the State of Utah. This Agreement is duly authorized, executed and delivered by GVI, and is and at the Closing will be legal, valid and binding obligations of GVI, and does not and at the time of Closing will not violate any provisions of any agreement or judicial order to which GVI is subject. All documents executed by GVI which are to be delivered to Metrovest at the Closing at the time of Closing will be duly authorized, executed and delivered by GVI, and at the Closing will be legal, valid and binding obligations of GVI, and at the time of Closing will not violate any provisions of any agreement or judicial order to which GVI is subject.

         9.2 There is no litigation pending or, to GVI's knowledge, threatened, against GVI or any basis therefor that might materially and detrimentally affect the ability of GVI to perform its obligations under this Agreement. GVI shall notify Metrovest promptly of any such litigation of which GVI becomes aware.

         9.3 All representations and warranties set forth herein shall be true as of the Effective Date and the Closing Date.

10.      Risk of Loss.

         10.1 Notice of Loss. If, prior to the Closing Date, any portion of the Property suffers a Minor or Major Loss, Metrovest shall immediately notify GVI of that fact, which notice shall include sufficient detail to apprise GVI of the current status of the Property following such loss.

         10.2 Minor Loss. GVI's obligations hereunder shall not be affected by the occurrence of a Minor Loss, provided that insurance or condemnation proceeds available to Metrovest are sufficient to cover the cost of restoration; the insurance carrier has admitted liability for the payment of such costs; and the Loan is not accelerated or defaulted by reason of such casualty or condemnation. If the proceeds or awards have not been collected and the necessary repairs, if applicable, carried out as of the Closing, then, at the Closing, Metrovest shall assign its right, title and interest to such proceeds or awards to GVI.

         10.3 Major Loss. In the event of a Major Loss, Metrovest shall immediately notify GVI. GVI may, at its option to be exercised by written notice to Metrovest within twenty (20) days of the notification of the occurrence, elect to either (i) terminate this Agreement as to the damaged or condemned Property (in which event the Note shall be amended so that the amount of the Note is reduced by the fair market value of the damaged or condemned Property prior to the damage or condemnation, and the number of Shares to which the Note may be converted is reduced proportionately), or (ii) consummate the contribution of the Property provided that (a) GVI at Closing is assigned Metrovest's right, title, and interest in any insurance awards, condemnation awards, and any other amounts to be collected by Metrovest as a result of such Major Loss and (b) the Note is amended so that the Note is reduced by the remaining amount not covered by the proceeds assigned by Metrovest to GVI, and the number of Shares to which the Note may be converted is reduced proportionately. If GVI fails to give Metrovest notice within such 20-day period, then the Parties will be deemed to have elected to terminate this Agreement as to the damaged or condemned Property and neither Party will be liable for any penalties or damages for non-consummation of the transaction.

11.      Metrovest's Continued Operation of the Property

         11.1 General. Except as otherwise contemplated or permitted by this Agreement or approved by GVI in writing, from the Effective Date to the Closing Date, Metrovest will operate, maintain and repair the Property in a prudent manner, in the ordinary course of business, on an arm's-length basis and consistent with its past practices, and pay all costs and expenses of the Property, including, without limitation, debt service, real estate taxes and assessments, maintain insurance and pay and perform obligations under the Loan Documents. Metrovest shall not dispose of or encumber any of the Property, except for dispositions of personal property in the ordinary course of business. Between the Effective Date and the Closing, Metrovest shall continue to undertake capital improvements with respect to the Property in the ordinary course of business.

         11.2 Actions Requiring GVI's Consent. Notwithstanding the above terms of this Section, Metrovest shall not, without the prior written approval of GVI, take any of the following actions:

                  11.2.1 Contracts. Except as otherwise required under this Agreement, enter into, execute or terminate any operating agreement, reciprocal easement agreement, management agreement or any contract, agreement or other commitment of any sort (including any contract for capital items or expenditures), with respect to the Property requiring payments to or by Metrovest that will not be terminated as of the Closing Date; or

                  11.2.2 Loan Documents. Waive or modify any material term under any Loan Document.

         11.3 Pre and Post Closing Liabilities. As between Metrovest and GVI, Metrovest shall be solely responsible for, and GVI does not assume, any claims, demands, liabilities, cost, expenses, penalties, damages and/or losses arising out of any personal injury or property damage occurring in, on or under the Property during Metrovest's ownership, from any cause whatsoever other than as a consequence of the acts or omissions of GVI. From and after the Closing Date, GVI shall be solely responsible for any claims, demands, liabilities, cost, expenses, penalties, damages and/or losses arising out of any personal injury or property damage occurring in, on or under the Property during GVI's ownership thereof, from any cause whatsoever other than as a consequence of the acts or omissions of Metrovest.

12.      Cooperation

         12.1 Before Closing. Metrovest and GVI shall cooperate and do all acts as may be reasonably required or requested by the other with regard to the fulfillment of any condition precedent or the consummation of the transactions contemplated hereby including execution of any documents, applications or permits. Subject to the confidentiality provisions contained herein, Metrovest hereby irrevocably authorizes GVI and its agents to make all inquiries of any third party, including any governmental authority, as GVI may reasonably require to complete its due diligence.

         12.2 After Closing. During the first year after the Closing, Metrovest will provide to GVI on a timely and complete basis such historical financial information with respect to the acquisition, ownership and operation of the Property as GVI may reasonably request in connection with any reports which GVI is required to file with the Securities and Exchange Commission or any Stock Exchange.

13. Non-Consummation of the Transaction. If the transaction is not consummated on or before the Closing Date, the following provisions shall apply:

         13.1 No Default. If the transaction is not consummated for a reason other than a default by one of the Parties, then (i) Title Company and each party shall return to the depositor all amounts and items which were deposited pursuant to this Agreement, and (ii) Metrovest and GVI shall each bear one-half of any escrow cancellation charges. Any return of funds or other items by the Title Company or any party as provided herein shall not relieve either party of any liability it may have for its wrongful failure to close.

         13.2 Default by Metrovest. If the transaction is not consummated as a result of a default by Metrovest, then GVI may, as its sole and exclusive remedy, either (i) terminate this Agreement by delivery of notice of termination to Metrovest, whereupon (A) amounts deposited into escrow shall be immediately returned to GVI, and (B) Metrovest shall pay to GVI any title, escrow, legal and inspection fees incurred by GVI and any other expenses actually incurred by GVI in connection with the performance of its review under Section 4 (including, without limitation, environmental and engineering consultants' fees and expenses); or (ii) continue this Agreement pending GVI's action for specific performance of Metrovest's obligations hereunder.

         13.3 Default by GVI. If the Closing does not occur as a result of a default by GVI, then GVI shall pay all escrow cancellation charges as its full and complete liquidated damages and its sole and exclusive remedy for GVI's default, and Title Company shall return to GVI all amounts and other items deposited in escrow. THE PARTIES HAVE AGREED THAT METROVEST'S ACTUAL DAMAGES, IN THE EVENT OF A DEFAULT BY GVI, WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, THE PARTIES ACKNOWLEDGE THAT GVI'S PAYMENT OF THE ESCROW CANCELLATION FEE SHALL BE METROVEST'S EXCLUSIVE REMEDY AGAINST GVI, AT LAW OR IN EQUITY, IN THE EVENT OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF GVI.

         13.4 Cure Rights. Prior to the exercise of any right or remedy for a default hereunder as contained in this Section 13, the Party alleging a default hereunder shall give the defaulting Party written notice of nature of such default (with such specificity as to enable the defaulting Party to identify the cure of such default), and a five (5) day period in which to cure such default. If such cure has not been effected within such five (5) day period, then the Party alleging a default hereunder may proceed pursuant to this Section 13, and no further cure periods shall apply to such default.

         13.5 Return of Due Diligence Materials. If the transactions contemplated by this Agreement are not consummated, GVI shall return to Metrovest all Due Diligence Materials in GVI's possession, and shall maintain as confidential any non-public information about Metrovest or the Property. Metrovest shall maintain as confidential any non-public information about GVI.

14.      Miscellaneous

         14.1 Disclosure of Transaction. Metrovest and GVI shall consult with each other before any public announcement relating to the transfer of the Property and must approve the timing, content and manner of dissemination of any public announcement prior to the Closing, which approval shall not be unreasonably withheld or delayed. The foregoing notwithstanding, GVI shall have the right to publicly announce the execution of this Agreement or the transaction contemplated hereby if the dissemination of such information by GVI is required by applicable law (including any rules or regulations of the SEC or any state equivalent).

         14.2 Possession. Except as set forth in this Agreement, possession of the Property shall be delivered to GVI upon the Closing.

         14.3 Notices. Any notice, consent or approval required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given upon (i) hand delivery or transmitted by facsimile telecopy together with reasonable attempts to provide telephonic notice of the sending of such facsimile telecopy, (ii) one (1) day after being deposited with FedEx or another reliable overnight courier service or
         (iii) three (3) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

         If to GVI:                              If to Metrovest:
         Golf Ventures, Inc.                     Metrovest Partners, Ltd.
         255 South Orange Avenue, Suite 1515     3510 Turtle Creek Blvd., No. 2D
         Orlando, FL 32801                       Dallas, Texas 75219
         Telephone:      (407) 245-7557          Telephone:       (214) 526-0205
         Facsimile:      (407) 245-7585          Facsimile:       (214) 526-0435
         Attn:    Warren J. Stanchina            Attn:    James R. Salim

         with a copy to:                         with a copy to:
         Haynes and Boone, L.L.P.                Godwin & Carlton PC
         901 Main Street,  Suite 3100            901 Main Street
         Dallas, TX  75202-3789                  Dallas, Texas 75202
         Telephone:      (214) 651-5672          Telephone:       (214) 939-4400
         Facsimile:      (214) 200-0607          Facsimile:       (214) 760-7332
         Attn:    J. Kirk Standly                Attn:

         14.4 Brokers and Finders. Neither Party has had any contact or dealings regarding the Property, or any communication in connection with the subject matter of this transaction through any real estate broker or other person who can claim a right to a commission or finder's fee in connection with the transfer contemplated herein. In the event that any broker or finder perfects a claim for a commission or finder's fee based upon any such contact, dealings or communication, the Party through whom the broker or finder makes its claim shall be responsible for the commission or fee and shall indemnify and hold harmless the other Party from and against all liabilities, losses, costs and expenses (including reasonable attorneys' fees) arising in connection with such claim for a commission or finder's fee. The provisions of this Subsection shall survive the Closing.

         14.5 Joint and Several Liability. If Metrovest consists of two (2) or more parties, each of such parties (and each of their respective general partners if applicable) shall be liable for Metrovest's obligations under this Agreement, and all documents executed in connection herewith, and the liability of such parties shall be joint and several.

         14.6 Successors and Assigns. Subject to the following, this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors, heirs, administrators and assigns. GVI shall have the right, with notice to Metrovest (but without the necessity of Metrovest's consent), to assign its right, title and interest in and to this Agreement to one or more assignees affiliated with, under common control, or controlled by GVI at any time before the Closing Date; provided, however that such assignee(s) shall assume all obligations of GVI, and such assignment and assumption shall not release GVI from any obligation hereunder. Metrovest shall not have the right to assign its interest in this Agreement.

         14.7 Amendments. Except as otherwise provided herein, this Agreement may be amended or modified only by a written instrument executed by Metrovest and GVI.

         14.8 Governing Law. The substantive laws of the State of Texas, without reference to its conflict of laws provisions, will govern the validity, construction, and enforcement of this Agreement.

         14.9 Merger of Prior Agreements. This Agreement and its Exhibits and Schedules constitute the entire agreement between the Parties and supersede all prior agreements and understandings between the Parties relating to the subject matter hereof.

         14.10 Enforcement. If either Party fails to perform any of its obligations under this Agreement or if a dispute arises between the Parties concerning the meaning or interpretation of any provision of this Agreement, then the defaulting Party or the Party not prevailing in such dispute shall pay arbitration or court costs and attorneys' fees and disbursements reasonably incurred by the prevailing Party. Any such attorneys' fees and other expenses incurred by either Party in enforcing a judgment in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged into any such judgment.

         14.11 Time of the Essence. Time is of the essence of this Agreement.

         14.12 Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable or void, the remainder of this Agreement and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

         14.13 Marketing. Metrovest agrees not to market or show the Property to any other prospective purchasers during the term of this Agreement.

         14.14 Confidentiality. Prior to the Closing Date, GVI and Metrovest shall each maintain as confidential any and all material or information about the other or, in the case of GVI and its agents, employees, consultants and contractors, about the Property, and shall not disclose such information to any third party, except, in the case of information about the Property and Metrovest, to GVI's investment bankers, lender or prospective lenders, insurance and reinsurance firms, attorneys, environmental assessment and remediation service firms and consultants and real estate advisors/consultants as may be reasonably required for the consummation of the transaction contemplated hereunder and/or as required by law.

         14.15 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         14.16 Construction. Headings at the beginning of each section and subsection are solely for the convenience of the Parties and are not a part of the Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and the masculine shall include the feminine and vice versa. This Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if both Parties had prepared the same. In the event the date on which Metrovest or GVI is required to take any action under the terms of this Agreement is not a business day, the action shall be taken on the next succeeding business day.


                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

"GVI"                                       GOLF VENTURES, INC.,
                                                a Utah corporation


                                                By:
                                                         Warren J. Stanchina,
                                                         President

                                                Date:    September 3, 1998



"METROVEST"                                  METROVEST PARTNERS, LTD.,
                                               a Texas limited liability company


                                                By:
                                                         James R. Salim,
                                                         Manager

                                                Date: September 3, 1998

                                 Schedule 3.1.5

                                Accounts Payable


T. J. Lambrecht Construction, Inc.                             $6,743,502.63
         (dirt work and infrastructure)

Schrickel, Rollins and Associates, Inc.                           257,405.00
         (engineering)

S. J. Stovall                                                      27,000.00
         (development consultant)

Terra-Mar, Inc.                                                    15,783.00
         (engineering consultant)

R. J. Brandes Company                                              13,441.00
         (engineering consultant)

                     Total Accounts Payable                    $7,057,131.63

                                  Schedule 4.3

                     Due Diligence Materials to be Delivered
                               by Metrovest to GVI
            (to the extent in the possession or control of Metrovest)

1.       Contracts:  Copies of all existing Contracts.

2. Inspection of Title, Survey, Use and Zoning Matters: Copies of occupancy permits/certificates, preliminary title reports, all underlying title documents, ALTA surveys, a current ADA compliance survey prepared by a licensed architect, easements and other encumbrances, CC&Rs and any governmental correspondence or other documentation and notices related to use, zoning, building code or any other regulatory matters. Metrovest shall be responsible for updating preliminary title reports and existing ALTA surveys. In each instance in which there is no existing ALTA survey suitable for updating, Metrovest shall provide such ALTA survey.

3. Historical Income, Expenses and Capital Expenditure Data: Current operating budgets and historical operating information related to the Property during the period that it was owned by Metrovest, specifically including: (i) records confirming operating expenses, capital expenditures, commissions and fees, all of which shall be certified in writing by a manager of Metrovest and as having been prepared in accordance with Metrovest's customary accounting practices in the ordinary course of business, are not materially misleading, and accurately reflect the operations of the Property; together with (ii) related correspondence, notices, existing audits, tax filings, contracts, and associated books and records.

4. Collateral Material: Copies of property tax bills, utility bills, service contracts, building inspection reports, seismic compliance reports (if applicable), aerial photos, assessment district information, and appraisals.

5. Hazardous Material and Environmental Matters: Copies of existing Phase I and Phase II environmental inspection reports, and any asbestos surveys.

6. Other: Construction plans and specifications, site plans, copies of licenses, permits and approvals, soils reports, list of capital improvements made in the past three years; list of planned improvements and all associated drawings, modifications, add-ons, etc. for the Property.

                                  Schedule 4.4

                         Contracts to be Assumed by GVI


Contract No. 97091 between Metrovest Partners, Ltd. and T. J. Lambrecht Construction, Inc., dated November 11, 1997, regarding construction of water and sanitary sewer systems.

                                  Schedule 5.2

                              Related Transactions


1. A $50,000,000 acquisition and development loan to be made by Credit Suisse First Boston Mortgage Capital LLC to GVI.

2. Convertible Note Agreement between GVI and Jocie L. Salim, whereby Ms. Salim will receive a note from GVI in the amount of $2,804,583.31 and such note shall be convertible to 1,400,000 shares of common stock of GVI.

                                 Schedule 8.2.1

                                Loan Description


A first lien loan encumbering the Property made by Beal Bank, S.S.B. to Metrovest, with a balance of $18,690,791.13 plus accrued and unpaid interest of $254,129.01, for a total payoff amount of $18,944,920.14.

                                 Schedule 8.3.1

                               Description of Land

                                 Schedule 8.3.2

                                Material Defects


None.

                                 Schedule 8.3.3

                              Compliance with Laws


None.

                                 Schedule 8.3.4

                                   Proceedings


None.

                                 Schedule 8.3.7

                              Environmental Reports


None.

                                 Schedule 8.4.1

                                Personal Property


None.

                                 Schedule 8.4.2

                                   Litigation


None.

                                 Schedule 8.4.3

                           Contracts for Improvements


Contract No. 97091 between Metrovest Partners, Ltd. and T. J. Lambrecht Construction, Inc., dated November 11, 1997, regarding construction of water and sanitary sewer systems.

                                 Schedule 8.4.4

                                 Other Interests


None.

                                    EXHIBIT A

                                 PROMISSORY NOTE
                            AND CONVERSION AGREEMENT


$15,000,000.00                                   Dallas, Texas September 3, 1998

         FOR VALUE RECEIVED, GOLF VENTURES, INC., a Utah corporation ("Maker"), promises to pay to the order of METROVEST PARTNERS, LTD., a Texas limited liability company ("Payee"), at 3510 Turtle Creek Blvd., No. 2D, Dallas, Texas 75219 (or such other place of payment as the Payee may hereafter designate in writing), in immediately available funds and in lawful money of the United States of America, the principal sum of FIFTEEN MILLION AND NO/100 Dollars ($15,000,000.00), together with interest at the Stated Rate on the principal balance of this Note until the Maturity Date (as defined below).

         1. Definitions. As used in this Note, the following terms shall have the respective meanings indicated:

                  (a) "Business Day" means a day when banks are open for business in Dallas, Texas.

                  (b) "Contribution Agreement" means the Contribution Agreement entered into between Maker and Payee on September 3, 1998, for the conveyance of certain real estate commonly known as "The Lakes of Arlington", and other rights and interests related thereto.

                  (c) "Debt" means the indebtedness evidenced by this Note.

                  (d) "Maker" means Golf Ventures, Inc., a Utah corporation, the party issuing this Note.

                  (e) "Maturity Date" means the maturity date of this Note, April 30, 1999.

                  (f)  "Note"  means  this   Promissory   Note  and   Conversion
Agreement.

                  (g) "Payee" means Metrovest Partners, Ltd., a Texas limited liability company.

                  (h) "Property" has the meaning set forth in the Contribution Agreement.

                  (i) "SEC" means the Securities and Exchange Commission.

                  (j) "Shareholders Meeting" means the annual shareholders meeting of Maker to be held on approximately October 15, 1998.

                  (k) "Shares" means ten million (10,000,000) shares of Common Stock of Maker, par value $0.001.

                  (l) "Stated Rate" means a rate equal to 5.42% per annum.

         2. Computation of Interest. Interest shall be computed for the actual number of days elapsed in a year consisting of 360 days.

         3. Payment of Principal and Interest. Unless this Note is converted to Shares pursuant to Section 4 below, the principal of this Note, together with accrued interest on the Note, shall be finally due and payable on the Maturity Date.

         4. Conversion of Note to Shares. Once, and if, the Shares have been authorized and approved at the Shareholders Meeting, the Note may be converted to Shares in accordance with the following provisions:

                  4.1 Conversion prior to the Registration of the Shares. Prior to authorization by the SEC and the subsequent registration of the Shares, Payee may convert the Note to Shares at any time during the term of the Note, by complying with the procedure set forth in Section 4.3. Upon conversion of the Note, the total amount of principal and all accrued interest shall be converted. No partial conversion of the Note shall be permitted.

                  4.2 Conversion after the Registration of the Shares. At any time after Maker has obtained approval to register the Shares and the Shares are registered, either Payee or Maker may cause the Note to be converted to Shares (if Payee has not already converted the Note to Shares pursuant to Section 4.1) prior to the Maturity Date. Maker and Payee shall carry out the conversion pursuant to the procedure set forth in Section 4.3. Upon conversion of the Note, the total amount of principal and all accrued interest shall be converted. No partial conversion of the Note shall be permitted.

                  4.3 Conversion Procedure. Payee may convert the Note to Shares pursuant to Section 4.1 and either Payee or Maker may convert the Note to Shares pursuant to Section 4.2 by providing the other party with fifteen (15) days prior written notice of its desire to convert. The notice shall contain the proposed conversion date, which shall be a Business Day that is no later than the Maturity Date. Notice shall be provided in accordance with Section 17. The conversion shall be carried out in accordance with the applicable terms and conditions resolved at the Shareholders Meeting, if any. The closing for the conversion shall take place at Maker's principal office, or at such other place as shall be mutually agreeable between Payee and Maker. At the closing for the conversion, Maker shall deliver to Payee the share certificate or certificates that represent the Shares, or request that the transfer agent enter Payee's name on the transfer books and records of Maker, and Payee shall deliver to Maker Payee's original version of this Note. Each of the parties shall pay their respective expenses in connection with the conversion of the Note for Shares.

         5. Registration of Shares. GVI shall use its best efforts to register the Shares with the SEC no later than March 31, 1999.

         6. No Waiver by the Payee. No delay or omission of Payee or Maker to exercise any power, right or remedy accruing to Payee or Maker shall impair any such power, right or remedy or shall be construed to be a waiver of the right to exercise any such power, right or remedy.

         7. Costs and Attorneys' Fees. Each party agrees to pay its own costs and attorney's fees associated with the execution and delivery of this Note.

         8. Section Headings. Section headings appearing in this Note are for convenient reference only and shall not be used to interpret or limit the meaning of any provision of this Note.

         9. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America from time to time in effect excluding the conflicts of laws provisions. Dallas County, Texas shall be the proper place of venue for suit hereon. Maker and any and all co-makers, endorsers, guarantors and sureties irrevocably agree that any legal proceeding in respect of this Note shall be brought in the district courts of Dallas County, Texas, or the United States District Court for the Northern District of Texas.

         10.  Successors  and  Assigns.  This  Note  and all the  covenants  and agreements contained herein shall be binding upon, and shall inure to the benefit of, the respective legal representatives, heirs, trustees, beneficiaries, successors and assigns of Maker and Payee.

         11. Severability. If any provision of this Note shall be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, then that provision only shall be of no force and effect and shall be deemed excised herefrom, and the remainder of the provisions of this Note shall be unaffected thereby; the provisions of this Note being severable in each and every instance. Furthermore, in lieu of any illegal, unenforceable or invalid provision, there shall be automatically added to this Note a provision as similar to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         12. Sale and Assignment. Neither party may, without the other party's prior written consent, sell or assign its interest in all or any part of this Note.

         13. Prepayment. Maker may at no time prepay the full amount or any part of this Note without Payee's prior written consent.

         14. Entire Agreement. This Note and the Contribution Agreement embody the entire agreement and understanding between Payee and Maker with respect to this Note and supersede all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. Maker acknowledges and agrees that there are no oral agreements between Maker and Payee which have not been incorporated in this Note and the Contribution Agreement.

         15. Reservation of Claims. Maker reserves any rights to offset the payment due under this Note against any damages suffered by Maker arising out of Payee's conveyance of the Property to Maker pursuant to the Contribution Agreement.

         16. Nonrecourse Provisions. If default occurs in the timely and proper payment of all or any portion of the Debt, or in the timely performance of any such covenants, any judicial proceedings brought by Payee against Maker shall be limited to the enforcement of the conversion to Shares pursuant to Section 4, and no attachment, execution or other writ or process shall be sought, issued or levied upon any assets, properties or funds of Maker.

         17. Notices. Any notice, consent or approval required or permitted to be given under this Note shall be in writing and shall be deemed to have been given upon (i) hand delivery or transmitted by facsimile telecopy together with reasonable attempts to provide telephonic notice of the sending of such facsimile telecopy, (ii) one (1) day after being deposited with FedEx or another reliable overnight courier service or (iii) three (3) days after being deposited in the United States mail, registered or certified mail, postage prepaid, return receipt required, and addressed as indicated below, or such other address as either party may from time to time specify in writing to the other.

         If to Maker:                             If to Payee:
         Golf Ventures, Inc.                      Metrovest Partners, Ltd.
         255 South Orange Avenue, Suite 1515      3510 Turtle Creek Blvd., No. D
         Orlando, FL 32801                        Dallas, Texas 75219
         Telephone:      (407) 245-7557           Telephone:      (214) 526-0205
         Facsimile:      (407) 245-7585           Facsimile:      (214) 526-0435
         Attn:    Warren J. Stanchina             Attn:    James R. Salim

         with a copy to:                          with a copy to:
         Haynes and Boone, L.L.P.                 Godwin & Carlton PC
         901 Main Street,  Suite 3100             901 Main Street
         Dallas, TX  75202-3789                   Dallas, Texas 75202
         Telephone:      (214) 651-5672           Telephone:      (214) 939-4400
         Facsimile:      (214) 200-0607           Facsimile:      (214) 760-7332
         Attn:    J. Kirk Standly                 Attn:

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                             SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, the parties have executed this Note as of the date first set forth above.

                                    "MAKER":

                                              GOLF VENTURES, INC.,
                                              a Utah corporation


                                              By:
                                                        Warren J. Stanchina,
                                                        President

                                              Date:     September 3, 1998


ACCEPTED AND AGREED TO BY:

"PAYEE":

METROVEST PARTNERS, LTD.,
a Texas limited liability company


By:
         James R. Salim,
         Manager

         Date: September 3, 1998

                                    EXHIBIT B

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS,
            WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES

         THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS, WARRANTIES AND GUARANTIES, AND OTHER GENERAL INTANGIBLES (this "Assignment") is made and entered into as of September 3, 1998, by METROVEST PARTNERS, LTD., a Texas
limited  liability  company  ("Assignor"),  to  ARLINGTON  LAKES,  L.P., a Texas limited partnership ("Assignee"), pursuant to that certain Contribution Agreement (the "Agreement") between Golf Ventures, Inc., a Utah corporation, and Assignee relating to the real property commonly known as "The Lakes of Arlington" (the "Property"), dated as of September 3, 1998.

         For good and valuable consideration, the receipt of which is hereby acknowledged, effective as of the Closing Date (as defined in the Agreement), Assignor hereby assigns and transfers unto Assignee all of its right, title, claim and interest in and under the following items:

         (a) all warranties and guaranties made by or received from any third party with respect to any structure, fixture, machinery, equipment, or material situated on, or other improvement situated on, or comprising a part of any other improvement situated on, any part of the Property (collectively, "Warranties");

         (b) all of the Service Contracts listed in Schedule 1 attached hereto; and

         (c)      any General Intangibles (as defined in the Agreement).

         Assignor and Assignee further hereby agree and covenant as follows:

         1. Effective as of the Closing Date, except as otherwise set forth in the Agreement, Assignee hereby assumes all of Assignor's obligations under the Service Contracts arising after the date hereof (but not those obligations arising before the date hereof, which shall remain the sole responsibility of Assignor).

         2. If either party hereto fails to perform any of its obligations under this Assignment or if a dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Assignment, then the defaulting party or the party not prevailing in such dispute shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees and disbursements. Any such attorneys' fees and other expenses incurred by either party in enforcing a judgment in its favor under this Assignment shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Assignment and to survive and not be merged into any such judgment.

         3. Assignor hereby covenants that Assignor will, at no cost to Assignor, at any time and from time to time, upon written request therefor, execute and deliver to Assignee any new or confirmatory instruments which Assignee may reasonably request in order to fully assign, transfer to and vest in Assignee, and to protect Assignee's right, title and interest in and to, any of the items assigned herein or to otherwise realize upon or enjoy such rights in and to those items.

         4. This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

         5. This Assignment shall be governed by and construed and in accordance with the laws of the State of Texas.

         6. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BANK,
                             SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                               ASSIGNOR:

                                          METROVEST PARTNERS, LTD.,
                                          a Texas limited liability company


                                          By:
                                             James R. Salim



                               ASSIGNEE:

                                          ARLINGTON LAKES, L.P.,
                                          a Texas limited partnership


                                           By:      GCA Texas Development, Inc.,
                                                    a Texas corporation,
                                                    its general partner


                                           By:
                                                    Warren J. Stanchina,
                                                    President

                                   Schedule 1
                                       to
                 Assignment and Assumption of Service Contracts,
            Warranties and Guaranties, and Other General Intangibles

                                Service Contracts


Contract No. 97091 between Metrovest Partners, Ltd. and T. J. Lambrecht Construction, Inc., dated November 11, 1997, regarding construction of water and sanitary sewer systems.

                                    EXHIBIT C

                                FIRPTA AFFIDAVIT

         Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform LAKES OF ARLINGTON, L.P., a Texas limited partnership ("Transferee"), the transferee of certain real property owned by Transferor (as hereinafter defined) that withholding of tax is not required upon the disposition of such U.S. real property interest by METROVEST PARTNERS, LTD., a Texas limited liability company ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

         1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Transferor's U.S. employer identification number is 880285870; and

         3.       Transferor's office address is

                  James R. Salim
                  3510 Turtle Creek Blvd., No. 2 D
                  Dallas, Texas 75219

         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: September 3, 1998.

                                            TRANSFEROR:

                            METROVEST PARTNERS, LTD.,
                        a Texas limited liability company



                                            By:
                                 James R. Salim,
                                     Manager

SWORN AND SUBSCRIBED, before me
this 2nd day of September, 1998




NOTARY PUBLIC IN AND FOR THE
STATE OF NEW YORK


[SEAL]

                                    EXHIBIT D

                               CLOSING CERTIFICATE


         The Manager signing this certificate on behalf of METROVEST PARTNERS, LTD., a Texas limited liability company ("Transferor"), hereby certifies that he is the duly appointed and acting Manager of Transferor, and that he is duly authorized to execute and deliver this Closing Certificate on behalf of Transferor. Transferor hereby certifies that this certificate is executed for the purpose of complying with Section 6.4.1.1 of that certain Contribution Agreement (the "Agreement") between Transferor and GOLF VENTURES, INC., a Utah corporation, relating to the real property commonly known as "The Lakes of Arlington". Transferor hereby certifies that: (i) the representations and warranties of Transferor contained in the Agreement are true and correct as of the date hereof as though made at and as of the date hereof (or as of the date originally made, to the extent such representations and warranties may refer to matters as of a specific date that is referenced in the Agreement), and (ii) Transferor's covenants under the Agreement have been satisfied as of the date hereof, to the extent such covenants are to be satisfied as of the date hereof in accordance with the provisions of the Agreement.



Dated: September 3, 1998

                                   TRANSFEROR:

                                               METROVEST PARTNERS, INC.,
                                               a Texas limited liability company


                                               By:
                                                   James R. Salim,
                                                   Manager

                                    EXHIBIT E

                          REGISTRATION RIGHTS AGREEMENT

                                     -------

                                Table of Contents


1.       Definitions.........................................................E-1

2.       Sale Restriction and Volume Limitation..............................E-2

3.       Requested Registration..............................................E-2

4.       "Piggyback" Registration Rights.....................................E-4

5.       Suspension of Offering..............................................E-4

6.       Additional Registration Rights......................................E-5

7.       Expenses of Registration............................................E-5

8.       Registration Procedures.............................................E-5

9.       Indemnification.....................................................E-6

10.      Information Furnished by Holders....................................E-9

11.      Sale Without Registration...........................................E-9

12.      Exchange Act Reporting by GVI......................................E-10

13.      Lockup Agreement...................................................E-10

14.      Transfer of Registration Rights....................................E-10

15.      Right of First Refusal.............................................E-10

16.      Miscellaneous......................................................E-11

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 3, 1998, by and between METROVEST PARTNERS, LTD. a Texas limited liability company ("Metrovest"), and GOLF VENTURES, INC., a Utah corporation ("GVI").

                                    Recitals

         A. Metrovest and GVI are parties to that certain Contribution Agreement relating to the real property commonly known as "The Lakes of Arlington" (the "Contribution Agreement").

         B. The Contribution Agreement provides for Metrovest to transfer all right, title and interest in and to certain Property (as such term is defined in the Contribution Agreement) to GVI in exchange for a promissory note, which is convertible to 10,000,000 shares of common stock of GVI.

         C. If the promissory note is converted to Shares, the parties desire to provide for certain registration rights pertaining to these Shares, all as more fully set forth below in this Agreement

                                    Agreement

         Now, therefore for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Definitions. Terms used in this Agreement shall have the meanings set forth below:

         (a)      Exercise Notice.  As defined in Section 15 of this Agreement

         (b) GVI Share and GVI Shares. One or more, as the case may be, shares of common stock of GVI.

         (c) Holder. (i) Metrovest; or (ii) any person to whom the registration rights provided for in this Agreement shall have been properly assigned in accordance with Section 16(d) hereof.

         (d) Note. The Promissory Note and Conversion Agreement in the amount of Fifteen Million Dollars ($15,000,000) issued by GVI and agreed to by Metrovest, which Metrovest may convert for 10,000,000 shares of common stock of GVI.

         (e) Offered Shares. As defined in Section 15 of this Agreement.

         (f) Register, Registered and Registration. A registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

         (g) Registrable Securities. (i) any Shares owned by a Holder; (ii) any other GVI Shares issued as a dividend or other distribution with respect to, or in exchange for, such shares; provided, however, that such shares or other securities shall not be treated as Registrable Securities (A) if they have been sold by the Holder to or through a broker or dealer or underwriter in a public distribution or a public securities transaction pursuant to an effective registration statement or pursuant to Rule 144 promulgated by the SEC (or any successor provision) under the Securities Act ("Rule 144"); or (B) if in the opinion of counsel to GVI (which shall be subject to the concurrence of counsel to the Holder), the Holder, can sell all Registrable Securities held by such Holder in the manner proposed by such Holder without registration under the Securities Act pursuant to Rule 144; and provided, further, that the term "Registrable Securities" shall not include securities sold in a transaction in which the rights under this Agreement shall not have been transferred as provided in Section 14 hereof.

         (h) SEC. The Securities and Exchange SEC or any other federal agency at the time administering the Securities Act.

         (i) Securities Act. The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         (j) Shares. The 10,000,000 shares of common stock of GVI to which the Note may be converted by Metrovest.

2.       Sale Restriction and Volume Limitation.

         (a) Sale Restriction. At all time on and after the date that Holder converts the Note to Shares, and before GVI has obtained authorization from the SEC to register the Shares and the Shares are registered, then Holder, together with all persons whose holdings of Registrable Securities must be aggregated with such Holder, for a period of two years from the date of the conversion, shall not offer, sell, grant, any option to purchase, or otherwise dispose of, the Shares without the prior written consent of GVI.

         (b) Volume Limitation. If the Shares are later registered by GVI, or the Note is converted to Shares that already have been registered by GVI, then Section 2(a) will not be applicable, and Holder together with all persons whose holdings of Registrable Securities must be aggregated with such Holder, for a period of five years from the date of the conversion or registration, whichever is later, shall not offer, sell, grant any option to purchase, or otherwise dispose of, whether pursuant to a registration statement filed pursuant to Section 3 below or otherwise, (i) more than 1,000,000 (adjusted for splits, etc.) of Shares within any given calendar quarter after the date of the registration of the Shares, or (ii) more than 100,000 Shares on any particular trading day following the date of the registration of the Shares.

3. Requested Registration. Each Holder of Registrable Securities shall have the right to offer for sale pursuant to a shelf registration statement the Shares as provided in this Section 3.

         (a) Notice by Holder. If a Holder desires to exercise its registration rights granted under this Section 3 with respect to its Registrable Securities, such Holder shall deliver to GVI a written notice informing GVI of such exercise and specifying the number of Registrable Securities to be offered by Holder. Such notice may be given at any time after the date a notice of conversion may first be delivered by Holder to GVI pursuant to the terms of the Note.

         (b) Effectuation of Registration. Upon receipt of such notice of exercise of registration rights hereunder, GVI, if it has not yet caused such Holder's Registrable Securities to be included in any shelf registration statement (which registration statement shall then be deemed to have been requested under this Section 3 and GVI shall be deemed to have satisfied its registration obligation for purposes of this Agreement) and related prospectus GVI then has on file with the SEC, GVI will use its best efforts to effect such shelf registration on Form S-3 and all qualifications and evidences of compliance as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's Registrable Securities as are specified in such request; provided, however, that GVI shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 3:

                  (i) if Form S-3 (or any substantially equivalent registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation by reference to other documents filed by GVI with the SEC) is not available to GVI for such offering by the Holders;

                  (ii) if GVI shall furnish to the Holders a certificate signed by the President of GVI stating that, in the good faith judgment of the Board of Directors of GVI, it would be seriously detrimental to GVI and its shareholders for such Form S-3 registration to be effected at such time, in which event GVI shall have the right to defer the filing of the Form S-3 registration for one or more periods determined by GVI to be reasonably necessary to avoid such seriously detrimental effect; provided, however, that in no event shall the number of days included in such periods exceed, in the aggregate, 120 days in any twelve month period;

                  (iii) if GVI has already effected one registration under this Agreement at the request of such Holder;

                  (iv) in any particular jurisdiction in which GVI would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance;

                  (v) if the filing of such registration statement would require the preparation of any special audit in advance of the time in which GVI would otherwise be required by law to be completed, in which case GVI may delay such registration until such audit has been completed in the ordinary course of business; or

                  (vi) if the intended method of disposition of the GVI Shares involves an underwritten offering.

4.       "Piggyback" Registration Rights.

         (a) Notice of Registration. If at any time or from time to time commencing upon the date upon which the Note has been converted to GVI Shares, GVI shall determine to register GVI Shares for the account of a security holder or holders (other than the Holders), GVI will:

                  (i) promptly give to the Holders written notice thereof; and

                  (ii) include in such registration all the Registrable Securities specified in a written request or requests made within twenty (20) days after receipt by the Holders of such written notice from GVI.

         (b) Exclusion of Certain Registrations. No piggyback registration rights shall be available with respect to (i) a registration relating to a primary offering of GVI Shares by GVI for its own account, (ii) a registration relating solely to employee stock option or purchase plans, or (iii) a registration on Form S-4 or otherwise relating solely to a Rule 145 transaction.

5.       Suspension of Offering.

         (a) GVI's Right to Suspend. Notwithstanding Sections 3 and 4 hereof, GVI shall be entitled to postpone the filing of a registration statement, and from time to time require Holder not to sell under a registration statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by GVI or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event would require additional disclosure by GVI in the registration statement of material information which GVI has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements; provided, however, that GVI may not delay, suspend or withdraw the registration statement for such reason more than once in any 12- month period or for more than sixty (60) days at any one time.

         (b) Discontinuance of Sales by Holder. Upon receipt of any notice from GVI of the happening of any event during the period a registration statement is effective which is of a type specified in Subsection (a) above, or as a result of which such registration statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Holder agrees that it will immediately discontinue offers and sales of the Registrable Securities under such registration statement until Holder receives either:

                  (i) copies of a supplemented or amended prospectus (which GVI agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective; or

                  (ii) notice from GVI that the required disclosure has been filed with the SEC as part of a Current Report on Form 8-K (which GVI agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above by same being incorporated by reference into such registration statement and related prospectus. If so directed by GVI, Holder will deliver to GVI all copies of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

6. Additional Registration Rights. GVI reserves the right, at any time or from time to time hereafter, to grant registration rights to other holders of GVI Shares, or holders of securities convertible into or exchangeable for GVI Shares, which registration shall be pari passu with the registration rights granted hereunder, unless the agreement or instrument granting such rights specifically states that such rights shall be junior and subordinate to the rights granted hereunder.

7. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant hereto, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for GVI, shall be borne by GVI, except that GVI shall not be required to pay underwriters' discounts, SECs, or stock transfer taxes relating to Registrable Securities or the fees and disbursements of any counsel retained by Holders, or any other selling expenses, discounts or SECs incurred in connection with the sale of Registrable Securities.

8. Registration Procedures. In the case of each registration, qualification or evidence of compliance effected by GVI pursuant to this Agreement, GVI will keep Holders participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense (except as otherwise provided in Section 7 above) GVI will:

         (a) keep such registration, qualification or evidence of compliance effective for a period of (i) 120 days with respect to a registration statement filed pursuant to Section 4, or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; or (ii) one year with respect to a registration statement filed pursuant to Section 3 above, or until the Holder has completed the distribution described in the registration statement relating thereto or, if earlier, when the shares subject to said registration statement cease to be Registrable Securities; provided, however, that:

                  (i) if GVI shall furnish to Holders a certificate signed by the President of GVI stating that, in the good faith judgment of the Board of Directors of GVI, it would be seriously detrimental to GVI and its shareholders to keep such registration, qualification or evidence of compliance effective for the period in (i) or (ii) above, as the case may be, and that it is therefore essential to discontinue the effectiveness of such registration, qualification or evidence of compliance, then GVI may so terminate or otherwise discontinue the effectiveness of such registration, qualification or evidence of compliance, but not more than one time in any 12-month period, and for a period not to exceed six (6) months; and

                  (ii) if GVI exercises its right under the foregoing proviso at such time as the Holders shall not have completed the distribution described in the registration statement relating thereto, (x) such Holder or Holders requesting such registration shall be granted one additional registration under Section 3 hereof, and (y) GVI shall reimburse Holders for all of their documented out-of-pocket expenses incurred in connection with the terminated or discontinued registration statement (which shall include, without limitation, attorneys' fees and expenses, but which shall not include underwriters' discounts, SECs or stock transfer taxes relating to Registrable Securities actually sold prior to such termination or discontinuance of effectiveness).

         (b) furnish such number of prospectuses and other documents incident thereto as Holders from time to time may reasonably request;

         (c) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (d) notify the Holders at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, in which event GVI will promptly comply with the provisions of Section 8(c) or exercise its rights to suspend the registration under Section 8(a);

         (e) use all reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on each securities exchange or the Nasdaq National Market, as applicable, on which similar securities issued by GVI are then listed, if the listing of such Registrable Securities is then permitted under the rules and regulations of such exchange or the Nasdaq National Market, as applicable; and

         (f) reserve from its authorized but unissued shares, the number of Shares which may be issuable by GVI upon conversion of the Note. Upon issuance of the Shares, they shall be duly authorized, validly issued, fully paid and non-assessable.

9.       Indemnification.

         (a) Indemnification by GVI. GVI will indemnify each Holder, each of its officers and directors, and each person controlling (within the meaning of Section 15 of the Securities Act) Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on (A) any untrue statement, (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or (B) any violation by GVI of the Securities Act, the Securities

         Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities law or of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to GVI and relating to action or inaction required of GVI in connection with any such registration, qualification or compliance, and will reimburse Holder, each of its officers and directors and each person controlling Holder, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that (X) GVI will not be liable in any such case to the extent that any such claim, loss, damage, liability, or action arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) based upon written information furnished to GVI by an instrument duly executed by Holder and stated to be specifically for use therein or furnished by Holder to GVI in response to a request by GVI stating specifically that such information will be used by GVI therein, and (Y) in the event an underwritten public offering is not involved, such indemnity agreement shall not inure to the benefit of Holder, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus or prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act or in any subsequent amended prospectus filed with the SEC prior to the written confirmation of the sale of the Registrable Securities at issue
         (collectively,  the  "Final  Prospectus"),  if  a  copy  of  the  Final
         Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         (b) Indemnification by Holders. Holders will, if Registrable Securities held by or issuable to such Holders are included in the securities to which such registration, qualification or compliance is being effected, indemnify GVI, each of its directors and officers, each underwriter, if any, of GVI's securities covered by such registration statement, and each person who controls GVI within the meaning of the Securities Act against all claims, losses, damages, costs, expenses and liabilities whatsoever (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and will reimburse GVI, such directors, officers, persons or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, costs, expense, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to GVI by an instrument duly executed by Holders and stated to be specifically for use therein or furnished by any Holder to GVI in response to a request by GVI stating specifically that such information will be used by GVI therein, provided, however, that the foregoing indemnity agreement is subject to the condition that in the event an underwritten public offering is involved, such indemnity agreement shall not inure to the benefit of GVI or any underwriter insofar as it relates to any such untrue statements (or alleged untrue statements) or omission (or alleged omission) made in the preliminary prospectus or prospectus but eliminated or remedied in the Final Prospectus, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act. The liability of Holders under this
         Section 9(b) shall be limited to the amount of net proceeds received by them for the sale of Registrable Securities pursuant to such registration, qualification or compliance.

         (c) Indemnification Procedures. Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Agreement only to the extent that such failure to give notice shall materially prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that attributes any liability to the Indemnified Party, unless the settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for each Indemnified Party or controlling person (and all other Indemnified Parties and controlling persons which may be represented without conflict by one counsel), which firm shall be designated in writing by the Indemnified Party (or Indemnified Parties, if more than one Indemnified Party is to be represented by such counsel) to the Indemnifying Party. The Indemnifying Party shall not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

         (d) Contribution in Lieu of Indemnification. If the indemnification provided for in this Section 9 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and
         Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No party shall be required to contribute to any settlement effected without its consent, which consent shall not be unreasonably withheld.

         (e) No Pro Rata Allocation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10. Information Furnished by Holders. Holders shall furnish to GVI such information regarding Holders and the distribution proposed by Holders as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

11. Sale Without Registration. If at the time of any transfer of any Registrable Securities, such Registrable Securities shall not be registered under the Securities Act, GVI may require, as a condition of allowing such transfer, that Holders or transferee furnish to GVI (i) such information as is necessary in order to establish that such transfer may be made without registration under the Securities Act; and (ii) (if the transfer is not made in compliance with Rule
144) at the expense of Holder or transferee, an opinion by legal counsel designated by Holder or transferee and reasonably satisfactory in form and substance to GVI, to the effect that such transfer may be made without registration under the Securities Act, except that nothing contained in this
Section 11 shall relieve GVI from complying with any request for registration, qualification or compliance made pursuant to the other provisions of this Agreement. Notwithstanding the foregoing, Holder shall have the right to pledge or margin the Registrable Securities, provided, however, that the transaction giving rise to the pledge or margin is exempt from registration under the Securities Act.

12. Exchange Act Reporting by GVI. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of Registrable Securities to the public without registration or pursuant to a registration statement on Form S-3, GVI agrees to:

         (a) make and keep current public information available, as those terms are understood and defined in Rule 144, under the Securities Act, at all times after the date hereof:

         (b) file with the SEC in a timely manner all reports and other documents required of GVI under the Securities Act and the Exchange Act;

         (c) furnish to each Holder, so long as such Holder owns any Registrable Securities, forthwith upon written request a written statement by GVI that it has complied with the available information and reporting requirements of Rule 144(c) and Rule 144A(d)(4) under the Securities Act, a copy of the most recent annual or quarterly report of GVI, and such other reports and documents so filed by GVI as Holder may reasonably request in availing itself of any rule or regulation of the SEC permitting Holder to sell any such securities without registration; and

         (d) if it is eligible to do so and upon the request of any Holder, take such reasonable action as is necessary to enable said Holder to utilize Form S-3 for the sale of the Registrable Securities.

13. Lockup Agreement. Each Holder holding more than 5,000 GVI Shares agrees, in connection with any underwritten public offering of GVI's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration), without the prior written consent of GVI or underwriters, if any, as the case may be, for a period beginning on the effective date of such registration and ending 180 days thereafter if Holder is a selling stockholder in such public offering or for 30 days after the effective date of such registration (or, if earlier, the date on which all securities under such registration have been sold) if Holder is not a selling stockholder; provided, however, that the foregoing restrictions shall not apply to the extent Holder is prohibited by applicable law from agreeing to withhold the Registrable Securities from sale.

14. Transfer of Registration Rights. Except as otherwise provided herein, the rights to cause GVI to register securities granted by GVI under Sections 3 and 4 may not be assigned or otherwise conveyed, without GVI's consent; provided, however, if a Holder makes a transfer of Registrable Securities in compliance with state and federal securities laws, the rights granted under Sections 3 and 4 shall be automatically deemed assigned to the transferee who shall be a "Holder" for all purposes hereunder.

15. Right of First Refusal. Holder grants to GVI a right of first refusal to repurchase any of the GVI Shares that Holder wishes to sell (the "Offered Shares.") Prior to any proposed sale, Holder shall notify GVI in writing of its desire to sell the Offered Shares and provide to GVI information regarding the number of Offered Shares, the price per Share, and the proposed date of sale. GVI shall have a period of two (2) business days from the receipt of Holder's notice to notify Holder of GVI's desire to exercise its right of first refusal and repurchase all or any portion of the Offered Shares (the "Exercise Notice") at the same price as that set forth in Holder's notice. GVI shall have a period of two (2) business days from the date of the Exercise Notice to pay to Holder the total purchase price of the Offered Shares to be repurchased by GVI. The Offered Shares repurchased by GVI shall be exchanged for the purchase price at a closing mutually agreed to by the parties. Holder may then sell as originally intended any remaining Offered Shares not repurchased by GVI.

16.      Miscellaneous.

         (a) Amendment. Subject to applicable law, this Agreement may be amended or supplemented only by written agreement of the parties.

         (b) Waiver of Compliance. Any failure of any party to comply with any provision of this Agreement may be expressly waived in writing by another party to whom performance is owed, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity. The waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

         (c) Attorney's Fees. If any legal action, arbitration or other proceeding is brought to interpret or enforce the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and any other costs incurred in that proceeding, in addition to any other relief to which it is entitled.

         (d) Assignment; Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement may be assigned by any Holder of Registrable Securities, and shall be deemed to be assigned (subject to Section 14 in the case of the registration rights set forth in Section 3 and 4 hereof) in connection with any sale or transfer of Registrable Securities. Any assignment, transfer or other disposition of the Registrable Securities not in compliance with the restrictions of this Agreement shall be null and void and of no force and effect. Except for those enumerated above, this Agreement does not create, and shall not be construed as creating, any rights or claims enforceable by any person or entity not a party to this Agreement.

         (e) Governing Law. The validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without reference to the conflicts of laws provisions.

         (f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) Headings. The headings of the Sections of this Agreement are for reference purposes only and shall not constitute a part hereof or affect the meaning or interpretation of this Agreement.

         (h) Entire Agreement. The parties intend that the terms of this Agreement shall be the final expression of their agreement with respect to the express subject matter set forth herein and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

         (i) Severability. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

         (j) Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be given in writing and directed to the parties as follows:

         If to GVI:                              If to Metrovest:
         Golf Ventures, Inc.                     Metrovest Partners, Ltd.
         255 South Orange Avenue, Suite 1515     3510 Turtle Creek Blvd., No. 2D
         Orlando, FL 32801                       Dallas, Texas 75219
         Telephone:      (407) 245-7557          Telephone:       (214) 526-0205
         Facsimile:      (407) 245-7585          Facsimile:       (214) 526-0435
         Attn:    Warren J. Stanchina            Attn:    James R. Salim

         with a copy to:                         with a copy to:
         Haynes and Boone, L.L.P.                Godwin & Carlton PC
         901 Main Street,  Suite 3100            901 Main Street
         Dallas, TX  75202-3789                  Dallas, Texas 75202
         Telephone:      (214) 651-5672          Telephone:       (214) 939-4400
         Facsimile:      (214) 200-0607          Facsimile:       (214) 760-7332
         Attn:    J. Kirk Standly                Attn:

                  Notices shall be either (i) personally delivered (including delivery by FedEx or other courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices; (ii) sent by telecopy, in which case they shall be deemed delivered on the date sent; provided, however, that any notices sent by telecopy shall also be sent by overnight courier on the same day; or (iii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee, in which event they shall be deemed delivered on the date of deposit in the U.S. Mail.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

"GVI"                                    GOLF VENTURES, INC.,
                                             a Utah corporation


                                             By:
                                                      Warren J. Stanchina,
                                                      President




"METROVEST"                                  METROVEST PARTNERS, LTD.,
                                             a Texas limited liability company


                                             By:
                                                      James R. Salim,
                                                      Manager

                                    EXHIBIT F

                             SUBSCRIPTION DOCUMENTS

                  Name of Subscriber: Metrovest Partners, Ltd.















                              Golf Ventures, Inc.,
                               a Utah corporation



                             SUBSCRIPTION DOCUMENTS

















                               Golf Ventures, Inc.
                       255 South Orange Avenue, Suite 1515
                                Orlando, FL 32801

                              Golf Ventures, Inc.,
                               a Utah corporation

              Instructions for Completion of Subscription Documents


To:  Metrovest Partners, Ltd.

         In connection with your subscription for shares in Golf Ventures, Inc., a Utah corporation ("GVI"), please complete, sign and return the following enclosed documents:

SUBSCRIPTION AGREEMENT.  Sign "Counterpart Signature Page".

INVESTOR INFORMATION SHEET (Exhibit A).  No signature required.

ACCOUNT INFORMATION SHEET (Exhibit B).  Complete, if applicable.

SPOUSAL CONSENT (Exhibit C). If you are married, your spouse must complete and sign.

ACCREDITED INVESTOR QUESTIONNAIRE (Exhibit D).  Complete.

SUBSCRIBER REPRESENTATIVE CERTIFICATE (Exhibit E).  If you have a Subscriber
        Representative, they must complete and sign.

         COMPLETED ORIGINALS OF THE FULLY EXECUTED SUBSCRIPTION AGREEMENT AND ALL OF THE EXHIBITS LISTED ABOVE SHOULD BE DELIVERED TO THE FOLLOWING
         ADDRESS:

                  Golf Ventures, Inc.
                  255 South Orange Avenue, Suite 1515
                  Orlando, FL 32801
                  Attn: Warren J. Stanchina, President

NOTE TO CORPORATE, PARTNERSHIP AND TRUST SUBSCRIBERS:

         (a) Corporations. Corporations will be required to provide a copy and the filing date of the articles of incorporation and a corporate resolution authorizing the investment in GVI and evidence of the authority of the person(s) signing the subscription documentation to do so.

         (b) Partnerships. Partnerships will be required to provide a copy of the agreement of partnership and any certificate of partnership.

         (c) Trusts. Trusts will required to provide a copy of the trust agreement showing the date of formation and evidence of the authority of the person(s) signing the subscription documentation to do so.

         NO SUBSCRIPTION WILL BE BINDING ON GVI UNTIL ACCEPTED IN WRITING BY GVI. GVI HAS RESERVED THE RIGHT TO REJECT ANY AND ALL SUBSCRIPTIONS IN ITS SOLE DISCRETION, WITH OR WITHOUT CAUSE, AT ANY TIME PRIOR TO THE CLOSING.

         THE SECURITIES WHICH ARE THE SUBJECT OF THE SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS AND ARE BEING ISSUED IN RELIANCE UPON EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION. ALL SECURITIES ISSUED WILL BE RESTRICTED SECURITIES AND WILL NOT BE FREELY TRANSFERABLE. BOTH BECAUSE THE SECURITIES ARE UNREGISTERED AND BECAUSE OF CONTRACTUAL RESTRICTIONS, ANY SECURITIES RECEIVED WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER, WHETHER BY ISSUANCE, GIFT, HYPOTHECATION OR OTHERWISE.

         NO OFFER OR ISSUANCE OF SECURITIES IS MADE IN ANY JURISDICTION WHERE THE OFFER OR ISSUANCE WOULD BE UNLAWFUL.

                             SUBSCRIPTION AGREEMENT


         THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made in connection with the issuance by GOLF VENTURES, INC., a Utah corporation ("GVI"), of its common stock (the "Shares") to the person or entity who has signed this Agreement in the space provided below as "Subscriber."

         In addition to the terms defined in the first paragraph of this Agreement, the Agreement also uses the terms "Subscriber's Representative" which shall mean any representative or personal advisor of Subscriber who has assisted Subscriber in evaluating the merits and risks of an investment in the Shares.

1.       Subscription

         (a) Subscription. Subscriber hereby subscribes for the number of Shares set forth herein. In respect of this subscription, Subscriber delivers to GVI, together with this Agreement: (i) two original signature pages of this Agreement signed by Subscriber, (ii) two original spousal consents in the form attached as Exhibit C signed by Subscriber's spouse if Subscriber is married, and (iii) a fully completed Investor Information Sheet, Account Information Sheet if applicable, Accredited Investor Questionnaire, and Subscriber Representative's Certificate if applicable, attached as Exhibits A, B, D, and E respectively.

         (b) Acceptance or Rejection of Subscription. Subscriber understands and agrees that GVI may accept this subscription at its discretion and may reject this subscription, in whole but not in part, if (1) Subscriber fails to make the deliveries to GVI set forth in Section 1(a) above on or before September 3, 1998, or (2) GVI, in its sole discretion, determines that the offer or issuance of Shares to Subscriber would not qualify for the federal securities law exemption described in Section 2(c)(i) below. If GVI rejects this subscription for either of these reasons, Subscriber understands and agrees that GVI shall have no further obligation under this Agreement.

2.       Investor   Representations    and    Warranties.    Subscriber   hereby
acknowledges, represents and warrants to, and agrees with, GVI as follows, both as of now and as of the Closing Date:

         (a) Authorization. This Agreement is a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms except as affected by (i) bankruptcy law, and (ii) equitable principles. Subscriber represents that Subscriber has full power and authority to enter into this Agreement.

         (b) No Advertisement or Solicitation. Subscriber acknowledges that the offer and issuance of the Shares to Subscriber has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio, and
         (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (c)      Restrictions on Transfer.

                  (i) Subscriber understands and acknowledges that the Shares have not been registered under the federal Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions thereof.

                  (ii) Subscriber understands and acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or are exempt from such registration. Subscriber understands and acknowledges that Subscriber may bear the economic risks of the investment in Shares for an indefinite period of time.

                  (iii) Subscriber understands and acknowledges that any issuance, transfer or other disposition of the Shares by Subscriber is further restricted by the provisions of this Agreement and a Registration Rights Agreement (herein so called) between Subscriber and GVI, dated the same date as the date of this Agreement.

                  (iv) Subscriber is aware of the provisions of Rule 144 under the Securities Act, which permits limited public reissuances of securities acquired in a nonpublic offering (like this one), subject to certain conditions. Subscriber understands that these conditions include, among other things: the existence of a public market for the securities; the availability of certain current public information about the issuer; the reissuance occurring at least two years after the party has purchased and paid for the securities to be sold; the issuance being made through a broker in an unsolicited "broker's transaction"; and the amount of securities being sold during any three-month period not exceeding certain limitations. In this connection, Subscriber understands that it is unlikely Subscriber would ever be able to publicly sell the Shares under Rule 144, because among other things the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a nonpublic offering like this one will have a substantial burden of proof in meeting the conditions outlined above, and that such persons and the brokers who participate in the transactions do so at their own risk.

         (d) Disclosure of Information. Subscriber, alone or together with Subscriber's Representative, as the case may be:

                  (i) has been furnished any documents which may have been made available upon request, has carefully read such documents, and understands and has evaluated the risks of an acquisition of the Shares, and has relied solely (except as indicated in subsections (ii) and (iii) below) on the information contained in such documents;

                  (ii) has been provided an opportunity to obtain any additional information requested concerning the Shares and GVI;

                  (iii) has been given the opportunity to ask questions of, and receive answers from, GVI concerning the terms and conditions of this subscription, and other matters pertaining to this investment;

                  (iv) has been given the opportunity to obtain additional information necessary to verify the accuracy of the information provided, in order for Subscriber to evaluate the merits and risks of an investment in GVI, and has not been furnished any other offering literature or prospectus with respect to this transaction, except as mentioned herein; and

                  (v) has determined that the Shares are a suitable investment for Subscriber, and that at this time Subscriber could bear a complete loss of the investment.

         (e) Investment Experience. Subscriber represents and acknowledges that Subscriber:

                  (i) has such knowledge and experience in financial and business matters as to be capable of (i) evaluating, alone or together with Subscriber's Representative, the merits and risks of an investment in the Shares, and (ii) protecting Subscriber's own interests in connection with the investment;

                  (ii) has obtained, in the judgment of Subscriber alone or together with Subscriber's Representative, sufficient information from GVI to evaluate the merits and risks of an investment in the Shares;

                  (iii) has not used a Subscriber's Representative in connection with evaluation of such risks and merits or, if Subscriber has used a Subscriber's Representative, Subscriber's Representative has executed the Subscriber Representative's Certificate attached as Exhibit E to this Agreement;

                  (iv) has the financial ability to bear the economic risk of Subscriber's investment in GVI (including Subscriber's possible loss), has adequate means for providing for Subscriber's current needs and personal contingencies and has no need for liquidity with respect to the investment in GVI; and

                  (v) if Subscriber is not an individual, has not been organized solely for the purpose of acquiring the Shares.

         (f) Purchase Entirely for Own Account. GVI is relying on Subscriber's representation to GVI, which Subscriber hereby confirms by signing this Agreement, that: (i) the Shares to be received by Subscriber will be acquired for investment for Subscriber's own account, not as a nominee or agent, and not with a view to the reissuance or distribution of any part thereof, and (ii) except as otherwise disclosed to GVI prior to the delivery of the Shares to the Subscriber, Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the Shares except as allowed under Section 2(g) below. By executing this Agreement, Subscriber further represents that Subscriber does not have any understanding with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares, except as disclosed to GVI prior to the delivery of the Shares to Subscriber.

         (g) Further Limitations on Disposition. Without in any way limiting the representations set forth above, Subscriber further agrees not to make any disposition (other than to GVI) of all or any portion of the Shares unless and until:

                  (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                  (ii) (a) Subscriber has notified GVI of the proposed disposition including a detailed statement of the circumstances thereof, and (b) if requested by GVI, Subscriber has furnished GVI with an opinion of counsel, reasonably satisfactory to GVI and its counsel, that such disposition will not require registration of such securities under the Securities Act.

         (h) Investor Awareness. Subscriber acknowledges, represents, agrees and is aware that:

                  (i) no federal or state agency has passed upon the Shares or made any finding or determination as to the fairness of this investment;

                  (ii) there are substantial risks of loss of investment incidental to the purchase of the Shares;

                  (iii) the Shares are an illiquid investment, and Subscriber must bear the economic risk of investment in the Shares for an indefinite period of time;

                  (iv) the Registration Rights Agreement contains substantial restrictions on transferability of the Shares;

                  (v) neither GVI nor any of its affiliates, representatives or attorneys has provided Subscriber with any investment, tax, legal, regulatory or accounting advice with respect to the investment in or ownership of the Shares; and

                  (vi) the representations, warranties. agreements, undertakings and acknowledgments made by Subscriber in this Agreement (including without limitation the Exhibits hereto) are made with the intent that they be relied upon by GVI in determining Subscriber's suitability as an acquirer of the Shares. In addition, Subscriber undertakes to notify GVI immediately of any change in any representation, warranty or other information relating to Subscriber set forth herein.

3.       Miscellaneous

         (a) Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by a written instrument signed by both GVI and Subscriber.

         (b) Notices. All communications given hereunder shall be deemed to have been given and received (i) upon personal delivery, or (ii) in the case of mailing by registered or certified mail, return receipt requested, as of the date shown on the return receipt, or (iii) the first succeeding business day after deposit with FedEx or other equivalent air courier delivery service.

         (c) Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligation of Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators and successors.

         (d) Entire Agreement. This Agreement together with the Registration Rights Agreement and the Contribution Agreement between GVI and Subscriber dated September 3, 1998, and the agreements and documents referred to therein contain the entire agreement of the parties with respect to this subscription, and there are no representations, covenants or other agreements except as stated or referred to herein or therein.

         (e) Assignability. This Agreement is not transferable or assignable by Subscriber.

         (f) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         (g) Counterparts. This Agreement may be executed through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         (h) Further Assurances. Subscriber will, from time to time, execute and deliver to GVI all such other and further instruments and documents and take or cause to be taken all such other and further action as GVI may reasonably request in order to effect the transactions contemplated by this Agreement.

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                             SIGNATURE PAGE FOLLOWS.

SUBSCRIPTION AGREEMENT
COUNTERPART SIGNATURE PAGE

         Subscriber, desiring to enter into this Agreement for the subscription of the number of Shares indicated below, hereby agrees to all of the terms and provisions of this Agreement and agrees to be bound by all such terms and provisions.

         Subscriber has executed this Agreement as of the 3rd day of September, 1998.

         No. of Shares being Subscribed: 10,000,000


                                            METROVEST PARTNERS, LTD.,
                                            a Texas limited liability company


                                            By:
                                                     James R. Salim,
                                                     Manager


AGREED AND ACCEPTED this 3rd day of September, 1998.

GOLF VENTURES, INC.,
a Utah corporation


By:
         Warren J. Stanchina,
         President

                                    EXHIBIT A

                           INVESTOR INFORMATION SHEET

Instructions: Please print or type and complete fully. If additional space is needed for the response to any Item, attach a rider identifying the Item to which the response is being made.

GENERAL INFORMATION

Name of Subscriber:                      Name of spouse (if married):

Metrovest Partners, Ltd.                             N/A

Tax I.D. Number (if an entity):          Social Security No. (if an individual):

88 02 85 870                                         N/A


Date of Formation of Entity: June 16, 1992

State of Formation: Texas

Telephone Number: (214) 526-0435


Mailing Address:

Metrovest Partners, Ltd.
3510 Turtle Creek Blvd., No. 2D
Dallas, Texas 75219
Telephone:        (214) 526-0205
Facsimile:        (214) 526-0435
Attn:    James R. Salim

                                    EXHIBIT B

                            ACCOUNT INFORMATION SHEET


To the extent that you are NOT acting solely for your own account complete the following:

You are acting as Agent, Trustee, Partner, Joint Tenant, Tenant in Common or otherwise for another person (circle appropriate answer). The names, addresses and telephone numbers of all other persons that you represent are:












NOTE: Upon request of GVI you will be required to provide evidence of your authority to represent the person(s) named above (i.e., Partnership Agreement, Trust Agreement, Corporate Resolution, etc.) and if the proposed Subscriber is a corporation, partnership, trust, or other entity, attach evidence that the proposed investment in the Partnership has been authorized by such entity (i.e., minutes of meeting, corporate resolution, provisions of partnership agreement or trust agreement, etc.).

                                    EXHIBIT C

                                CONSENT OF SPOUSE


I, the undersigned, certify as follows:

1.       I am the spouse of James R. Salim, Manager of Metrovest Partners, Ltd.

2. I have received, read and approved the provisions of the documents entered into between Metrovest Partners, Ltd. and Golf Ventures, Inc. ("GVI").

3. I agree to be bound by and accept the provisions of these documents as they may be amended from time to time insofar as those provisions may affect any interest I may have in GVI, whether the interest is community property or otherwise.

Executed as of September 3, 1998.


                                                By:
                                                         (Signature)


                                                         Name (Print or Type)

                                    EXHIBIT D

                        ACCREDITED INVESTOR QUESTIONNAIRE


I.       INFORMATION TO DETERMINE QUALIFICATION.

o Please put a check or other mark in each space which applies to you ("Subscriber"):

         Subscriber is an "Accredited Investor," based upon the following (check all that apply):

         1. X Subscriber is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of acquisition of Shares; or

         2. X Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with Subscriber's spouse in excess of $300,000 in each of those years, and reasonably expects to reach the same income level in the current year; or

         3. ____ Subscriber is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940; or

         4. _____ Subscriber is either (a) a bank as defined in section 3(a)(2) of the Securities Act of 1933, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; (b) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; (c) an insurance company as defined in section 2(13) of the Act; (d) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; (e) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; or (f) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; or

         5. _____ Subscriber is (i) an organization described in section 501(c)(3) of the Internal Revenue Code, (ii) a corporation, (iii) a real estate investment trust or similar business trust, (iv) a partnership, or (v) a limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

         6. _____ Subscriber is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated under the Act; or

         7. _____ Subscriber is a trust with respect to which the grantor(s) has retained absolute power in his or her sole discretion to amend or revoke the trust at any time and such grantor(s) is an accredited investor as indicated in paragraphs 1 or 2 above; or

         8. _____ Subscriber is an entity in which all of its equity owners meet one or more of the standards set forth in the preceding paragraphs numbers 1 through 6.

o The following information must be completed if Subscriber is (i) an individual or (ii) a grantor of a revocable or irrevocable trust.

         Describe your investment and business experience:








o The following information must be completed if Subscriber is (i) an individual or (ii) a grantor of a revocable trust.

         A.       Income:


                                                               Together
                                            Alone            with Spouse
                                         -----------         ------------

                    1996:               $                   $
                    1997:               $                   $
                                         -----------         ------------
                    Expected 1998:      $                   $
                                         -----------         ------------


         B.       Net Worth (alone or with spouse): $_________________

II.      CERTAIN REPRESENTATIONS

Please read and acknowledge the following by initialing each.

Subscriber represents that:

    X (a) The information supplied by Subscriber herein is complete and accurate and may be relied upon for the purposes of determining exemption status under federal and state securities laws.

    X (b) Subscriber will notify GVI immediately of any material adverse change in any such information occurring prior to the acceptance of his/her/its subscription.

    X           (c)        Subscriber   understands  that  the   representations
                           contained   herein  are  made  for  the   purpose  of
                           determining   whether  Subscriber   qualifies  as  an
                           "accredited investor" under Regulation D. Subscriber hereby represents that the statement or statements initialed and completed below are true and correct in all respects.

         IN WITNESS WHEREOF, Subscriber has initialed the foregoing statements and executed this Questionnaire this 3rd day of September, 1998.



                                            Signature:
                                                              James R. Salim

                                    EXHIBIT E

                     SUBSCRIBER REPRESENTATIVE'S CERTIFICATE


Name of Subscriber:

Please complete the following questionnaire fully, attaching additional sheets if necessary.

         1.       Name:
                  Age:
                  Business Address:

         2. Present occupation or position, indicating period of such practice or employment and field of professional specialization, if any:

         3. List any business or professional education, indicating degrees received if any:

         4. Have you had prior experience in advising clients with respect to investments of this type?

                             Yes________ No________

         5. List any professional licenses or registrations, including bar admissions, accounting, certifications, real estate brokerage licenses and SEC or state broker-dealer registrations held by you:



         6. Describe generally any business, financial or investment experience that would help you to evaluate the merits and risks of this investment:


         7. State how long you have known the Subscriber and in what capacity:


         8. In advising the Subscriber in connection with the Subscriber's prospective investment in Golf Ventures, Inc., a Utah corporation ("GVI"), will you be relying in part on the Subscriber's own expertise in certain areas?
                             Yes________ No________

         If "Yes," which areas:

         9. In advising the Subscriber in connection with the Subscriber's prospective investment in GVI, will you be relying in part on the expertise of an additional Subscriber representative or representatives?
                             Yes________ No________

If "Yes," give the name and address of each additional representative:



                                                     ---------

         I understand that GVI will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to GVI as follows:

         A. I am acting as Subscriber Representative for the Subscriber in connection with the Subscriber's prospective investment in GVI and have been acknowledged in writing by the Subscriber to be her/his/its Subscriber representative in evaluating the merits and risks of his respective investment in GVI;

         B. The answers to the above questions are complete and correct and may be relied upon by GVI in determining whether the offering in connection with which I have executed this questionnaire is exempt from registration under the Securities Act of 1933;

         C. I will notify GVI immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the Subscriber of any Shares in GVI;

         D. I am not an affiliate, general partner or other employee of GVI;

         E. Neither I nor any of my affiliates has a material relationship with GVI or any of their affiliates;

         F. I personally (or, if I have checked "yes" in answer to question 8 above, together with the Subscriber or the additional Subscriber representative or representatives indicated above) have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the Subscriber's prospective investment in GVI.

         In witness whereof, I have executed this Certificate this _______ day of September, 1998.



                                 (Signature of Subscriber Representative)

                                    EXHIBIT G

                              SPECIAL WARRANTY DEED



STATE OF TEXAS          ss.
                        ss.       KNOW ALL PERSONS BY THESE PRESENTS THAT:
COUNTY OF TARRANT       ss.


         METROVEST PARTNERS, LTD., a Texas limited liability company ("Grantor"), for good and valuable consideration in hand paid by ARLINGTON LAKES, L.P., a Texas limited partnership (Grantee"), whose mailing address is c/o Golf Communities of America, 255 South Orange Avenue, Suite 1515, Orlando, Florida 32801, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain real property situated in Tarrant County, Texas and more particularly described on Exhibit A attached hereto, together with Grantor's rights and interests in all improvements, structures and fixtures located thereon, if any, and all rights, titles and interests of Grantor appurtenant thereto (collectively, the "Property"). This conveyance is made and accepted subject to (a) general real estate taxes on the Property for the current year which Grantee assumes and agrees to pay, (b) zoning laws and regulations and ordinances of municipal and other governmental authorities, if any, affecting the Property, and (c) the matters set forth on Exhibit B attached hereto (collectively, the "Permitted Encumbrances").

         TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any wise belonging unto Grantee, its successors and assigns forever and subject to the Permitted Encumbrances, Grantor does hereby bind itself, its successors and assigns, to WARRANT AND
FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

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                             SIGNATURE PAGE FOLLOWS.

         EXECUTED as of the 2nd day of September, 1998.

                                    GRANTOR:

                                             METROVEST PARTNERS, LTD.,
                                             a Texas limited liability company


                                             By:
                                                      James R. Salim,
                                                      Manager


EXHIBITS:

Exhibit A         -        Description of the Land
Exhibit B         -        Permitted Encumbrances


STATE OF NEW YORK                   ss.
                                    ss.
COUNTY OF NEW YORK                  ss.

         This instrument was acknowledged before me on this 2nd day of September, 1998, by James R. Salim, Manager of METROVEST PARTNERS, LTD., a Texas limited liability company, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said limited liability company.


[SEAL]
                                  Notary Public



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



                                    EXHIBIT A

                                LEGAL DESCRIPTION





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



                                    EXHIBIT B

                             PERMITTED ENCUMBRANCES




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



                                    EXHIBIT H

                              WARRANTY BILL OF SALE

         For good and valuable consideration the receipt of which is hereby acknowledged, METROVEST PARTNERS LTD., a Texas limited liability company, does hereby transfer and convey to ARLINGTON LAKES, L.P., a Texas limited partnership ("Transferee"), all personal property owned by Transferor and located on or in or used in connection with the Property (as defined in that certain Contribution Agreement relating to the real property commonly known as "The Lakes of Arlington" between Transferor and Transferee), including, without limitation, those items described in Schedule 1 attached hereto.

         Transferor represents and warrants to Transferee that Transferor is the lawful owner of such personal property, that such personal property is free and clear of all encumbrances, and that Transferor has good right to sell the same as aforesaid and will warrant and defend the title thereto unto Transferee, its successors and assigns, against the claims and demands of all persons whomsoever.

         Dated: September 3rd, 1998.

                                   TRANSFEROR

                                             METROVEST PARTNERS, LTD.,
                                             a Texas limited liability company


                                             By:
                                                      James R. Salim,
                                                      Manager





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


                                   Schedule 1

                                Personal Property


None.



                                       H-2